                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.__)


Filed by the Registrant                     [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement                     [   ]  Confidential, for Use of the Commission Only
[ X ]  Definitive Proxy Statement                             (as permitted by Rule 14a-6(e)(2))
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to
       Section 240.14a-11(c) or Section 240.14a-12

                       CITADEL COMMUNICATIONS CORPORATION
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)


Payment of filing fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
       Item 22(a)(2) of Schedule 14A.

[   ]  $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:

           -----------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:

           -----------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           -----------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:

           -----------------------------------------------------------------

       (5) Total fee paid:

           -----------------------------------------------------------------

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:
                                  -----------------------------------------
       (2) Form, Schedule or Registration Statement No.:
                                                        -------------------
       (3) Filing Party:
                        ---------------------------------------------------
       (4) Date Filed:
                      -----------------------------------------------------

               [Citadel logo] Citadel Communications Corporation
                              -----------------------------------------




                         Notice of 1999 Annual Meeting
                              and Proxy Statement

                       CITADEL COMMUNICATIONS CORPORATION
                                CITY CENTER WEST
                                   SUITE 400
                         7201 WEST LAKE MEAD BOULEVARD
                              LAS VEGAS, NV 89128

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 27, 1999

Dear Stockholders:

     You are cordially invited to attend the annual meeting of stockholders of Citadel Communications Corporation ("Citadel Communications") that will be held on July 27, 1999 at 10:00 a.m. (local time), at River Bend Ranch, 1015 Eastman Drive, Bigfork, Montana 59911, for the following purposes, as set forth in the accompanying Proxy Statement:

          1. To elect five directors.

          2. To consider and vote upon a proposal to approve the Citadel Communications Corporation 1999 Long-Term Incentive Plan.

          3. To consider and vote upon a proposal to approve an amendment to the Citadel Communications Corporation 1996 Equity Incentive Plan to increase the number of shares of common stock available under this plan.

          4. To ratify the Board of Directors' appointment of KPMG LLP as independent public accountants for Citadel Communications for the year ending December 31, 1999.

          5. To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

     The Board of Directors has established the close of business on June 24, 1999, as the record date for the determination of stockholders entitled to receive notice of and to vote at the annual meeting and any adjournment or postponement thereof.

     YOU ARE URGED TO REVIEW CAREFULLY THE ACCOMPANYING PROXY STATEMENT AND TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

     Your proxy may be revoked by you at any time before it has been voted. You are cordially invited to attend the annual meeting in person if it is convenient for you to do so.

                                          By order of the Board of Directors,
                                          /s/ Donna L. Heffner
                                          Donna L. Heffner
                                          Secretary

June 25, 1999

                       CITADEL COMMUNICATIONS CORPORATION
                                PROXY STATEMENT

GENERAL INFORMATION

     This proxy statement is provided to the stockholders of Citadel Communications Corporation ("Citadel Communications") in connection with the solicitation by the Board of Directors of Citadel Communications of proxies for use at the Annual Meeting of Stockholders of Citadel Communications to be held on July 27, 1999 at 10:00 a.m. (local time), at River Bend Ranch, 1015 Eastman Drive, Bigfork, Montana 59911, and any adjournments or postponements thereof. A form of proxy is enclosed for use at the annual meeting. Proxies properly executed and returned in a timely manner will be voted at the annual meeting in accordance with the directions specified therein. If no direction is indicated, they will be voted for the election of the nominees named herein as directors, for the proposal to approve the Citadel Communications Corporation 1999 Long-Term Incentive Plan (the "1999 Incentive Plan"), for the proposal to approve an amendment to the Citadel Communications Corporation 1996 Equity Incentive Plan (the "1996 Equity Plan"), for the ratification of the appointment of KPMG LLP as Citadel Communications' independent public accountants and, on other matters presented for a vote, in accordance with the judgment of the persons acting under the proxies. The persons named as proxies were selected by the Board of Directors and are present members of executive management of Citadel Communications.

     Citadel Communications' executive offices are located at City Center West, Suite 400, 7201 West Lake Mead Boulevard, Las Vegas, Nevada, 89128, and its telephone number is (702) 804-5200. Proxy materials are first being mailed to stockholders beginning on or about June 30, 1999.

SHARES OUTSTANDING, VOTING RIGHTS AND VOTE REQUIRED

     Only stockholders of record at the close of business on June 24, 1999 are entitled to vote at the annual meeting. The only voting stock of Citadel Communications outstanding and entitled to vote at the annual meeting is its common stock, $.001 par value per share (the "Common Stock"), of which 26,277,723 shares were outstanding as of the close of business on June 24, 1999. Each share of Common Stock issued and outstanding is entitled to one vote on matters properly submitted at the annual meeting. Cumulative voting is not permitted under Citadel Communications' Certificate of Incorporation.

     The presence, in person or by proxy, of the holders of a majority of the total issued and outstanding shares of Common Stock entitled to vote at the annual meeting is necessary to constitute a quorum for the transaction of business at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Abstentions will be counted in tabulating votes cast on proposals presented to stockholders, whereas broker non-votes will not. Votes cast in person or by proxy at the annual meeting will be tabulated by the election inspectors appointed for the meeting.

     Directors will be elected by a plurality of the votes of the shares present or represented by proxy at the meeting and entitled to vote on the election of directors. That is, the nominees receiving the greatest number of votes will be elected. If a quorum is present, abstentions and broker non-votes will have no effect on the voting for the election of directors. Approval of the 1999 Incentive Plan and approval of the amendment to the 1996 Equity Plan requires the affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting. Ratification of the appointment of independent public accountants requires the affirmative vote of a majority of the shares present or represented at the meeting. If a quorum is present, non-votes will have no effect on the voting for approval of the 1999 Incentive Plan, approval of the amendment to the 1996 Equity Plan and ratification of the appointment of independent public accountants. However, abstentions will have the effect of a negative vote. Stockholders voting by proxy may revoke that proxy at any time before it is voted at the annual meeting by delivering written notice to the Secretary of Citadel Communications, by delivering a proxy bearing a later date or by attending the annual meeting in person and casting a ballot. The Board of Directors recommends voting (1) FOR the election of the nominees named herein for director, (2) FOR approval of the 1999 Incentive

Plan, (3) FOR approval of the amendment to the 1996 Equity Plan and (4) FOR ratification of the appointment of KPMG LLP as Citadel Communications' independent public accountants for 1999.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

     The Board of Directors of Citadel Communications currently consists of five members, four of whom are non-employee directors. The Chairman and Chief Executive Officer of Citadel Communications is a member of the Board. All directors are elected for a one-year term and hold office until the next annual meeting of stockholders following election and until their successors are duly elected and qualified. All officers serve at the discretion of the Board and are elected by the Board each year. There are no family relationships among Citadel Communications' directors and executive officers.

     The persons named below have been designated by the Board of Directors as nominees for election as directors, for terms expiring at the 2000 Annual Meeting of Stockholders. All nominees currently serve as directors of Citadel Communications.

     Lawrence R. Wilson, age 54, co-founded and was a general partner of Citadel Communications' predecessor, Citadel Associates Limited Partnership and Citadel Associates Montana Limited Partnership, from 1984 to July 1992 and has been the Chief Executive Officer, President and Chairman of Citadel Communications since it was incorporated in 1993 and Chief Executive Officer and Chairman of the Board of Citadel Broadcasting Company ("Citadel Broadcasting"), the operating subsidiary of Citadel Communications, since it was incorporated in 1991. Mr. Wilson also served as President of Citadel Broadcasting from 1991 to October 1998. From 1974 to 1979, Mr. Wilson was Executive Vice President and General Counsel of Combined Communications Corporation, a national media company, where he handled all acquisitions and mergers and oversaw the broadcast, newspaper and outdoor billboard divisions as a part of a five person management committee. From 1979 to 1986, he was engaged in the private practice of law.

     Patricia Diaz Dennis, age 52, became a director of Citadel Communications and Citadel Broadcasting in November 1997. Since November 1998, Ms. Dennis serves as Senior Vice President -- Regulatory and Public Affairs of SBC Communications Inc., a company which provides telecommunications products and services, and from September 1995, she served as Senior Vice President and Assistant General Counsel for regulation and public policy of SBC Communications Inc. From March 1993 until joining SBC Communications Inc., Ms. Dennis served as special counsel for communications matters for the law firm of Sullivan & Cromwell. Ms. Dennis served as a commissioner of the Federal Communications Commission from June 1986 to September 1989 and as Assistant Secretary of State for Human Rights and Humanitarian Affairs in the United States Department of State from August 1992 to January 1993. Ms. Dennis also serves as director for various entities, including Massachusetts Mutual Life Insurance Company and National Public Radio.

     Ike Kalangis, age 62, became a director of Citadel Communications and Citadel Broadcasting in May 1999. Mr. Kalangis has over 30 years' experience in the banking industry, most recently, from 1989 until his retirement in 1997, as Chairman, President and Chief Executive Officer of Boatman's Sunwest, Inc., a bank holding company with community banks in New Mexico and Texas, which is now a part of Bank of America.

     Ted L. Snider, Sr., age 70, became a director of Citadel Communications and Citadel Broadcasting in November 1997 following Citadel Communications' October 1997 acquisition of Snider Corporation. Mr. Snider had been Chairman of Snider Corporation since its incorporation in 1971. Snider Corporation owned two FM and two AM radio stations, the right to construct an additional FM radio station and the Arkansas Radio Network.

     John E. von Schlegell, age 45, has served as a member of the Board of Directors of Citadel Communications and Citadel Broadcasting since January 1997. He co-founded and, since 1991, has managed, The Endeavour Capital Fund Limited Partnership, a firm that invests equity capital in privately held businesses throughout the northwest. Prior to 1991, Mr. von Schlegell was a general partner at Golder, Thoma & Cressey, a private equity firm based in Chicago.

     Four of the five persons presently constituting the Board of Directors of Citadel Communications were elected under the terms of a Fourth Amended and Restated Voting Agreement dated as of October 15, 1997, by and among Citadel Communications, the voting trustee under the Amended and Restated Voting Trust Agreement dated October 15, 1997 and certain other stockholders of Citadel Communications. In connection with Citadel Communications' initial public offering in July 1998, the Fourth Amended and Restated Voting Agreement and a related stockholders agreement among Citadel Communications and certain of its stockholders were terminated.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                    THE ELECTION OF THE ABOVE NAMED NOMINEES

     If you do not wish your shares to be voted for particular nominees, you may so indicate on the proxy. If, for any reason, any of the nominees shall become unavailable for election, the individuals named in the enclosed proxy may exercise their discretion to vote for any substitutes proposed by the Board of Directors, unless the Board of Directors should decide to reduce the number of directors to be elected at the annual meeting. At this time, the Board of Directors knows of no reason why any nominee might be unavailable to serve.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The business affairs of Citadel Communications are managed under the direction of the Board of Directors. During 1998, Citadel Communications' Board of Directors held five meetings and took action by unanimous written consent in lieu of meetings eight times.

     The Board of Directors has established two committees, the Audit Committee and the Compensation Committee. The Board has no standing nominating committee.

     The Audit Committee provides oversight of the financial reporting process and management's responsibility for the integrity, accuracy and objectivity of financial reports and accounting and financial reporting and practices. The Audit Committee has the power to recommend the retention of the independent public accountants for Citadel Communications and to consult with such independent accountants concerning the plan of audit, their report of audit and the adequacy of internal controls. The Audit Committee is currently composed of three independent, non-employee directors, Ted L. Snider, Sr. (Chairman), John
E. von Schlegell and Ike Kalangis. The Audit Committee met one time during 1998.

     The Compensation Committee reviews and makes recommendations to the Board of Directors concerning the compensation and benefit policies and practices of Citadel Communications. The Compensation Committee is currently composed of three non-employee directors, John E. von Schlegell (Chairman), Patricia Diaz Dennis and Ted L. Snider, Sr. The Compensation Committee met two times during 1998.

                               EXECUTIVE OFFICERS

     Information concerning Mr. Wilson, Citadel Communications' Chairman, President and Chief Executive Officer, is included above in the biographic summaries of the nominees for director. Information with regard to the remaining executive officers of Citadel Communications who are not also directors follows.

     Donna L. Heffner, age 40, joined Citadel Associates Limited Partnership and Citadel Associates Montana Limited Partnership in 1988 as Controller. Ms. Heffner has served as Secretary of Citadel Communications since it was incorporated in 1993 and of Citadel Broadcasting since it was incorporated in 1991. She has served as Chief Financial Officer of Citadel Communications and Citadel Broadcasting since 1993 and 1992, respectively. In January 1997, Ms. Heffner became Vice President of Citadel Communications and Citadel Broadcasting. Ms. Heffner also served as Treasurer of Citadel Communications from 1993 to 1999 and as a director of Citadel Communications for several months in 1993. She served as Treasurer of Citadel Broadcasting from 1991 to 1999 and as a director of Citadel Broadcasting from 1992 to 1993. From 1982 to 1985 and in 1987, she was employed by Price Waterhouse, and in 1986, she was employed by Lowrimore, Warwick & Company as an accountant.

     D. Robert Proffitt, age 47, joined Citadel Associates Limited Partnership and Citadel Associates Montana Limited Partnership in 1988 as Vice
President -- General Manager of KKFM-FM in Colorado Springs, Colorado. In 1991, he was appointed Vice President of Citadel Broadcasting, and in 1993, he was appointed Vice President of Citadel Communications. Mr. Proffitt took over as General Manager of Citadel Communications' Albuquerque operations in 1994. Mr. Proffitt served as President of the Central Region for Citadel Broadcasting from June 1997 to October 1998, and he became President and Chief Operating Officer of Citadel Broadcasting in October 1998.

     Stuart R. Stanek, age 43, joined Citadel Associates Limited Partnership and Citadel Associates Montana Limited Partnership in 1986 as a General Manager of KKFM-FM in Colorado Springs, Colorado. In 1988, he became General Manager of KBEE-AM/KUBL-FM in Salt Lake City, Utah, in 1991, he was appointed Vice President of Citadel Broadcasting, in 1992 he was elected to the Board of Directors of Citadel Broadcasting and in 1993, he was appointed Vice President and elected to the Board of Directors of Citadel Communications. He served as a Director of Citadel Communications and Citadel Broadcasting until August 1996. Mr. Stanek became President of the East Region for Citadel Broadcasting in June 1997.

     Peter J. Benedetti, age 35, joined Citadel Communications in April 1995 as Sales Manager for KMGA-FM in Albuquerque, New Mexico and also became Sales Manager for KHFM-FM in Albuquerque upon Citadel Communications' acquisition of that station in June 1996. From January 1997 to July 1997, Mr. Benedetti was Director of Sales of Citadel Communications' Salt Lake City radio station group, and from July 1997 to October 1998, he served as Vice President and General Manager of that radio station group. In October 1998, Mr. Benedetti became Vice President of Citadel Communications and Vice President and President of the Central Region for Citadel Broadcasting. Prior to joining Citadel Communications, he served as an account executive for a Jacor Communications' radio station in Denver, Colorado.

     Edward T. Hardy, age 50, founded and was elected President and Chief Executive Officer of Deschutes River Broadcasting, Inc. ("Deschutes") in 1994. Mr. Hardy joined Citadel Communications in January 1997 as President of Deschutes following Citadel Communications' acquisition of Deschutes. Mr. Hardy became President of West Region for Citadel Broadcasting and Vice President of Citadel Communications and Citadel Broadcasting in June 1997 when Deschutes was merged with and into Citadel Broadcasting. From 1984 to 1993, Mr. Hardy was Vice President -- General Manager of two radio stations in Portland, Oregon.

                             EXECUTIVE COMPENSATION

     The following table sets forth information with respect to the compensation paid to Citadel Communications' Chief Executive Officer and each of the other four most highly compensated executive officers of Citadel Communications during 1998. Information with respect to 1996 compensation is not given for Mr. Proffitt as he did not begin service as an executive officer of Citadel Communications until 1997. Information with respect to 1996 and 1997 compensation is not given for Mr. Benedetti as he did not begin service as an executive officer of Citadel Communications until 1998. Unless the context otherwise requires, references to Citadel Communications in this Executive Compensation section include Citadel Communications' subsidiary, Citadel Broadcasting.

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG-TERM
                                                                                      COMPENSATION
                                                 ANNUAL COMPENSATION            -------------------------
                                        -------------------------------------   SECURITIES
           NAME AND                                            OTHER ANNUAL     UNDERLYING    ALL OTHER
      PRINCIPAL POSITION         YEAR    SALARY     BONUS     COMPENSATION(1)    OPTIONS     COMPENSATION
      ------------------         ----   --------   --------   ---------------   ----------   ------------
Lawrence R. Wilson.............  1998   $358,319   $214,370(2)     -0-           60,000         $3,046(3)
  Chairman, Chief Executive      1997    341,256    120,000(4)     -0-            -0-            3,278(3)
  Officer and President          1996    325,000     81,250(5)  $412,041  (6)   450,000          2,786(3)

Donna L. Heffner...............  1998   $175,000   $ 80,000(2)     -0-           12,000         $4,537(7)
  Vice President and             1997    140,535     50,000(4)     -0-            -0-            3,086(7)
  Chief Financial Officer        1996    120,000     20,000(5)     -0-           66,000          2,505(7)

D. Robert Proffitt.............  1998   $200,000   $ 40,000(2)     -0-           12,000         $3,161(8)
  Vice President                 1997    192,211     15,000(4)     -0-            -0-            2,541(8)

Stuart R. Stanek...............  1998   $210,000   $ 50,000(2)     -0-           12,000         $2,635(9)
  Vice President                 1997    190,007     30,000(4)     -0-            -0-            2,529(9)
                                 1996    165,000     35,000(5)     -0-           72,000          2,553(9)

Peter J. Benedetti.............  1998   $150,000   $ 65,000(2)     -0-           21,005         $2,093(10)
  Vice President

---------------

 (1) In accordance with applicable regulations, the amounts set forth in this column do not include perquisites and other personal benefits received by the executive officers unless the aggregate value of such perquisites and other benefits exceeded the lesser of $50,000 or 10% of the total salary and bonus reported for the executive officer.

 (2) Bonuses were earned in 1998 and paid in 1998 or will be paid in 1999. Does not reflect bonuses earned in 1997 but paid in 1998.

 (3) Represents Citadel Communications' contribution of $2,986, $3,200 and $2,708 in 1998, 1997 and 1996, respectively, to Citadel Communications' 401(k) Plan, which contributions vest over five years, and Citadel Communications' payment of $60 in 1998 and $78 in each of 1997 and 1996 of premiums for term life insurance.

 (4) Bonuses were earned in 1997 and paid in 1997 and 1998. Does not reflect bonuses earned in 1996 but paid in 1997.

 (5) Bonuses were earned in 1996, but paid in 1997. Does not reflect bonuses earned in 1995 but paid in 1996.

 (6) Represents $3,404 for personal use of company-provided vehicle and for goods and services received through Citadel Communications' trade agreements, and the forgiveness of $408,637 of indebtedness in 1996.

 (7) Represents Citadel Communications' contribution of $4,477, $3,008 and $2,427 in 1998, 1997 and 1996, respectively, to Citadel Communications' 401(k) Plan, which contributions vest over five years, and Citadel Communications' payment of $60 in 1998 and $78 in each of 1997 and 1996 of premiums for term life insurance.

 (8) Represents Citadel Communications' contribution of $3,101 and $2,463 in 1998 and 1997, respectively, to Citadel Communications' 401(k) Plan, which contribution vests over five years, and Citadel Communications' payment of $60 in 1998 and $78 in 1997 of premiums for term life insurance.

 (9) Represents Citadel Communications' contribution of $2,575, $2,451 and $2,475 in 1998, 1997 and 1996, respectively, to Citadel Communications' 401(k) Plan, which contributions vest over five years, and Citadel Communications' payment of $60 in 1998 and $78 in each of 1997 and 1996 of premiums for term life insurance.

(10) Represents Citadel Communications' contribution of $2,033 to Citadel Communications' 401(k) Plan, which contribution vests over five years, and Citadel Communications' payment of $60 of premiums for term life insurance.

     The following table summarizes individual grants of options to purchase shares of Common Stock of Citadel Communications to the executive officers listed in the Summary Compensation Table during the year ended December 31, 1998:

                         OPTIONS GRANTED IN FISCAL 1998

                                      PERCENT OF
                         NUMBER OF      TOTAL      EXERCISE    MARKET                   POTENTIAL REALIZABLE VALUE AT ASSUMED
                         SECURITIES    OPTIONS        OR      PRICE ON                  RATES OF STOCK PRICE APPRECIATION FOR
                         UNDERLYING   GRANTED TO     BASE      DATE OF                             OPTION TERM(2)
                          OPTIONS     EMPLOYEES     PRICE       GRANT     EXPIRATION   ---------------------------------------
         NAME             GRANTED      IN 1998      ($/SH)    ($/SH)(1)      DATE        0%($)         5%($)         10%($)
         ----            ----------   ----------   --------   ---------   ----------   ---------    -----------    -----------
Lawrence R.
  Wilson(3)............    60,000        29.4%      $16.00     $25.813     9/09/08     $588,780     $1,562,820     $3,057,120

Donna L. Heffner(3)....    12,000         5.9        16.00      25.813     9/09/08      117,756        312,564        611,424

D. Robert
  Proffitt(3)..........    12,000         5.9        16.00      25.813     9/09/08      117,756        312,564        611,424

Stuart R. Stanek(3)....    12,000         5.9        16.00      25.813     9/09/08      117,756        312,564        611,424

Peter J.
  Benedetti(3).........    16,005         7.8        16.00      16.000     6/30/08          -0-        161,042        408,128

Peter J.
  Benedetti(3).........     5,000         2.5        16.00      25.813     9/09/08       49,065        130,235        254,760

---------------

(1) For options granted on September 9, 1998, the indicated market price on the date of the grant was the closing market price of the Common Stock. For the option granted on June 30, 1998, the indicated market price on the date of the grant was the initial public offering price in Citadel Communications' initial public offering.

(2) The potential realizable value is based on the term of the option at the time of grant, which is ten years for each of the options set forth in the table. An assumed stock price appreciation of 0%, 5% and 10% is used pursuant to rules promulgated by the Securities and Exchange Commission. The potential realizable value is calculated by assuming that the market price on the date of grant appreciates at the indicated rate, compounded annually, for the entire term of the option and that the option is exercised and sold on the last day of its term at this appreciated stock price. The potential realizable value is not intended to forecast the future appreciation of the Common Stock.

(3) Options vest 20% on each of the first through fifth anniversaries of the date of grant. Vesting accelerates in the event of a change in control of Citadel Communications, as provided for in the relevant option agreements.

     The following table shows the number and value of unexercised stock options to purchase shares of Common Stock of Citadel Communications (rounded to the nearest whole share) held by the executive officers listed in the Summary Compensation Table as of December 31, 1998. No options were exercised by these executive officers in 1998.

                         FISCAL YEAR END OPTION VALUES

                                                 NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                UNDERLYING UNEXERCISED            IN-THE-MONEY
                                                        OPTIONS                    OPTIONS(1)
                                               EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
                                               -------------------------    -------------------------
Lawrence R. Wilson(2)........................       479,636/322,312          $10,982,914/$5,878,524
Donna L. Heffner.............................        139,243/79,811             3,283,559/1,604,401
D. Robert Proffitt...........................        106,420/77,606             2,469,932/1,532,262
Stuart R. Stanek.............................        140,827/83,207             3,315,737/1,678,070
Peter J. Benedetti...........................          1,800/28,205                  28,575/321,724

---------------

(1) These values have been calculated on the basis of the December 31, 1998 closing price per share of $25.875, less the applicable exercise price.

(2) Includes options held by Rio Bravo Enterprise Associates, L.P. Mr. Wilson owns all of the capital stock of Rio Bravo, Inc., the sole general partner of Rio Bravo Enterprise Associates, L.P.

EMPLOYMENT AGREEMENT

     In June 1996, Citadel Communications entered into an employment agreement with Lawrence R. Wilson which has an initial term ending in June 2001. Mr. Wilson's current annual base salary under the agreement is $376,234 which is to be increased by 5% in January of each year during the term of the agreement. The agreement also provides for an annual bonus calculated as a percentage of Mr. Wilson's base salary in effect at the end of the year and based on annual performance criteria of Citadel Communications.

     Mr. Wilson's employment with Citadel Communications will terminate upon Mr. Wilson's becoming permanently disabled or upon (1) a liquidation or dissolution of Citadel Communications, (2) a sale, transfer or other disposition of all of the assets of Citadel Communications on a consolidated basis or (3) any transaction or series of transactions whereby any person or entity other than ABRY Broadcast Partners II, L.P. or its affiliates or affiliates of Citadel Communications, becomes the direct or indirect beneficial owner of securities of Citadel Communications or Citadel Broadcasting representing 50% or more of the combined voting power of Citadel Communications' or Citadel Broadcasting's then outstanding securities. In such event, Mr. Wilson or his beneficiary will be entitled to receive Mr. Wilson's then base salary through the end of the month in which the termination occurs. In addition, upon the affirmative vote or written consent of not less than 66 2/3% of the members of the Citadel Communications Board of Directors, Mr. Wilson's employment may be terminated with or without cause. If any such termination is without cause, Mr. Wilson will be entitled to receive his then current base salary through the end of the then current term of the employment agreement.

1996 EQUITY INCENTIVE PLAN

     Citadel Communications adopted the 1996 Equity Plan under which employees, officers, directors (excluding non-employee directors), consultants, independent contractors and advisors of Citadel Communications and its subsidiaries are eligible to receive awards in the form of incentive stock options and options that are not incentive stock options to purchase Common Stock of Citadel Communications. Awards may also be in the form of stock appreciation rights, restricted securities and other stock-based awards as determined by the Board of Directors, none of which have been granted to date. The 1996 Equity Plan is administered by the Compensation Committee of the Board of Directors and in certain cases the Board. The Compensation Committee or the Board has authority under the 1996 Equity Plan to designate participants, determine the terms and conditions of awards to be granted to each participant and decide all matters relating to any award. At June 24, 1999, the total number of shares of Common Stock of Citadel Communications that remained reserved and available for issuance under the 1996 Equity Plan, or which may be used to provide a basis of measurement for an award, was 1,428,532 shares, including shares underlying outstanding grants. The Board of Directors has adopted an amendment to the 1996 Equity Plan to increase the number of shares available under the plan to 2,400,585 shares, which, together with shares underlying outstanding options granted outside of the 1996 Equity Plan, is the number of shares equal to ten percent of the outstanding Common Stock on a fully-diluted basis as of the June 25, 1999 closing of a public offering by Citadel Communications and certain of its stockholders of shares of the Common Stock (the "Public Offering"), but not including in the fully-diluted calculation the 1,750,000 shares reserved for issuance under the 1999 Incentive Plan. This amendment is contingent upon approval of the amendment by Citadel Communications' stockholders. See Proposal 3.

     Shares subject to any expired, terminated or lapsed awards are available for subsequent grants under the 1996 Equity Plan. The exercise price of incentive stock options granted under the plan may not be less than the fair market value of the Common Stock as of the date of grant (110% of the fair market value of the Common Stock in the case of an incentive stock option to an individual who at the time of the grant owns more than ten percent of the combined voting power of Citadel Communications' capital stock). The Board may provide that an optionee may pay for shares upon exercise of an option in cash or by check or through cashless exercise procedures or other medium or combination of media as authorized by the Board. The grant of an option may be accompanied by a reload option, which gives an optionee who pays the exercise price of an option with shares of Common Stock an additional option to acquire the same number of shares that was used to pay for the original option at an exercise price of not less than the fair market value of Common Stock as of the reload option grant date. In the event a participant's employment with Citadel Communications is terminated due to disability, retirement or any other reason, a participant may exercise an option only to the extent it was exercisable on the termination date of the participant's employment. An incentive stock option must be exercised prior to the earlier of the expiration of three months (six months in the case of disability) after the termination date or the expiration date of the options set forth in the award agreement. A non-incentive stock option must be exercised within the applicable time period for exercise set forth in the award agreement. In the event of the death of the participant before an option lapses, an option may be exercised only to the extent it was exercisable on the date of death. However, such exercise must be made prior to the earlier of the first anniversary of the participant's death or the expiration date of the option.

1999 LONG-TERM INCENTIVE PLAN

     The Board of Directors has adopted the 1999 Incentive Plan, which is intended to be the primary long-term incentive vehicle for senior management of Citadel Communications and any of its subsidiaries. The 1999 Incentive Plan provides opportunities for participants to acquire shares of Citadel Communications' Common Stock upon the exercise of options granted under the 1999 Incentive Plan if performance goals (measured solely by the increase in the price of the Common Stock) and continued employment requirements are met. All or part of any options granted under the 1999 Incentive Plan may be incentive stock options or options that are not incentive stock options. A total of 1,750,000 shares of Common Stock are available for issuance under the 1999 Incentive Plan.

     The 1999 Incentive Plan operates over a five-year performance period beginning at the date of grant of the option. Under the 1999 Incentive Plan, each participant receives an option to acquire a certain number of shares of Common Stock which can be earned during the performance period. The exercise price of options granted effective as of the consummation date of the Public Offering is $29.25 per share, the price per share to the public in the Public Offering. If any shares become available for additional grants, the exercise price of any option granted will be equal to the fair market value of Citadel Communications' Common Stock on the date the option is granted (110% of the fair market value of the Common Stock in the case of an incentive stock option granted to an individual who at the time of the grant owns more than ten percent of the combined voting power of Citadel Communications' capital stock). If the number of shares subject to an option is not fully earned during the performance period, any remaining opportunity for the unearned shares is forfeited.

     For the full number of shares subject to an option to be earned, the average stock price at any time during the performance period must be twice the exercise price of the option. During the performance period, the shares subject to the option are earned in one-fifth increments for each increase in average stock price equal to one-fifth of the difference between the option's doubled exercise price and the option exercise price. When an increment of the number of shares subject to an option is earned, that increment will be subject to a five-year vesting period.

     Shares subject to any expired, terminated or lapsed options are available for subsequent grants. The Committee may provide that an optionee may pay for shares upon exercise of an option in cash or by check or through certain cashless exercise procedures or other medium or combination of media as authorized by the Committee.

     In the event a participant's employment with Citadel Communications is terminated due to disability, retirement or any other reason, a participant may exercise an option only to the extent it was exercisable on the termination date of participant's employment. An incentive stock option must be exercised prior to the earlier of (i) the expiration of three months (six months in the case of disability) after the termination date or (ii) the expiration date of the options set forth in the award agreement. An option that is not an incentive stock option must be exercised within the applicable time period for exercise set forth in the award agreement. In the event of the death of the participant before an option lapses, an option may be exercised only to the extent it was exercisable on the date of death. However, such exercise must be made prior to the earlier of the first anniversary of the participant's death or the expiration date of the option.

     At the time that the Board of Directors adopted the 1999 Incentive Plan, the Compensation Committee approved the grant of the following options that became effective as of the closing of the Public Offering, subject to stockholder approval of the 1999 Incentive Plan: Lawrence R. Wilson -- 875,000 shares; Donna L. Heffner -- 250,000 shares; D. Robert Proffitt -- 250,000 shares; Stuart R. Stanek -- 250,000 shares; and Peter J. Benedetti -- 125,000 shares. The exercise price for the options granted is $29.25 per share, the price per share to the public in the Public Offering.

     The 1999 Incentive Plan and the grants made to date are subject to stockholder approval of the 1999 Incentive Plan. See Proposal 2.

401(K) PLAN

     Effective in 1993, Citadel Communications adopted the Citadel Communications Corporation 401(k) Retirement Savings Plan for the purpose of providing, at the option of the employee, retirement benefits to full-time employees of Citadel Communications and its subsidiaries who have been employed for a period of one year or longer. Contributions to the 401(k) plan are made by the employee and, on a voluntary basis, by Citadel Communications. Citadel Communications currently matches 100% of that part of the employee's elective deferrals up to 2% of the employee's salary.

     A contribution to the 401(k) plan of $400,000 was made by Citadel Communications during the year ended December 31, 1998.

DIRECTOR COMPENSATION

     Ms. Dennis received an annual fee of $20,000 for her services as a director of Citadel Communications and Citadel Broadcasting in 1998, and the other non-employee directors of Citadel Communications and Citadel Broadcasting during 1998 received or will receive an annual fee of $6,000 for their services as directors of Citadel Communications and Citadel Broadcasting in 1998. Currently, all of the non-employee directors are entitled to receive an annual fee of $20,000 for their services as directors. Directors who are also employees of Citadel Communications do not receive additional consideration for serving as directors, except that all directors are entitled to reimbursement for travel and out-of-pocket expenses in connection with their attendance at Board and committee meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 1998, John E. von Schlegell, Patricia Diaz Dennis and former director, Scott E. Smith, were members of the Compensation Committee of the Citadel Communications Board of Directors, which determines, or makes recommendations with respect to, compensation matters for Citadel
Communications.

     Registration Rights Agreement. Citadel Communications is a party to a Registration Rights Agreement, dated June 28, 1996, as amended, with Lawrence R. Wilson, Rio Bravo Enterprise Associates, L.P., ABRY Broadcast Partners II, L.P., Baker, Fentress & Company, Edward T. Hardy, The Endeavour Capital Fund Limited Partnership, Ted L. Snider, Sr. and others, which requires Citadel Communications to register certain of the stockholders' shares of Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), for offer and sale to the public (including by way of an underwritten public offering), upon a demand by certain of such stockholders, and which entitles certain of such parties to join in any registration of Common Stock of Citadel Communications. Various stockholders exercised their rights under this agreement and participated in the Public Offering, including ABRY Broadcast Partners II, L.P., Baker, Fentress & Company, Edward T. Hardy, The Endeavour Capital Fund Limited Partnership and its general partner and Ted L. Snider, Sr. ABRY Broadcast Partners II, L.P. is a significant stockholder of Citadel Communications. See "Security Ownership of Certain Beneficial Owners and Management." Mr. Smith is an Executive Vice President of Baker, Fentress & Company and Mr. von Schlegell is President and a shareholder of the general partner of The Endeavour Capital Fund Limited Partnership. Mr. Wilson owns all of the capital stock of Rio Bravo, Inc., the sole general partner of Rio Bravo Enterprise Associates, L.P.

     Deschutes Transactions. In connection with the acquisition of Deschutes River Broadcasting, Inc., Citadel Communications entered into an Agreement Not to Compete with DVS Management, Inc., the general partner of The Endeavour Capital Fund Limited Partnership, a shareholder of Deschutes prior to its acquisition by Citadel Communications, pursuant to which DVS Management, Inc. agreed not to compete in radio broadcasting in any geographic area or market served or competed in by one or more of Citadel Communications' stations. In consideration for such agreement not to compete with Citadel Communications' stations, Citadel Communications paid DVS Management, Inc. $100,000 in each of 1997 and 1998. John E. von Schlegell, a director of Citadel Communications, is President and a shareholder of DVS Management, Inc. This agreement has now expired.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors approves the compensation programs for Citadel Communications' executive officers and certain other members of senior management. During 1998, the Committee consisted of three non-employee directors.

     The Committee intends for Citadel Communications' compensation programs to provide strong incentives to senior management to pursue actions that will directly benefit Citadel Communications and its stockholders. The principles underlying Citadel Communications' executive compensation program are:

     (1) Citadel Communications must offer competitive salaries to be able to attract and retain highly-qualified and experienced executives and other management personnel;

     (2) Executive cash compensation in excess of base salaries should be tied to the performance of Citadel Communications and the individual executive; and

     (3) The financial interests of the executives should be aligned with the financial interests of the stockholders.

     In developing compensation programs, the Committee utilizes the services of an outside consultant who specializes in executive compensation matters. The consultant advises the Committee about comparable publicly-traded radio broadcasting companies' compensation programs.

     The Committee intends that a major portion of total compensation for senior management be based on attainment of performance objectives. Depending on the situation, such objectives will measure performance across Citadel Communications' business or by an identifiable portion of the operations over which the individual has managerial responsibility. Another, smaller portion of compensation is based on the individual's attainment of specific personal performance objectives. In addition to these formal procedures, at any time the Committee may and has rewarded a particularly outstanding performance achievement by an individual member of management.

     In 1998, the three primary forms of compensation paid or awarded to Citadel Communications' executive officers were salary, bonuses and stock options.

     Base salaries for the Chief Executive Officer and other executive officers are established at levels appropriate for the duties and scope of responsibilities of each officer's position and are intended to be competitive with comparable radio broadcasting companies. The Chief Executive Officer's base salary is provided for in his employment agreement with Citadel Communications. The Chief Executive Officer's base salary for 1998 was $358,319. Salaries for all executives are reviewed periodically and adjusted as warranted to reflect sustained individual officer performance.

     All additional cash compensation paid to executive officers for 1998 was tied to the performance of Citadel Communications and the individual. The Chief Executive Officer's annual bonus potential is provided for in his contract with Citadel Communications and is based on achieving budgeted operating cash flow levels for the year determined in accordance with the agreement. In 1998, the Chief Executive Officer earned a $134,370 bonus under his employment agreement. Under Citadel Communications' annual bonus arrangements applicable to other executive officers in 1998, a portion of the annual bonuses awarded were dependent on Citadel Communications achieving certain performance criteria, with the balance based on criteria developed by the Committee through consultation with the Chief Executive Officer. Such criteria for 1998 included the individual's area of responsibility and the increased level of responsibility delegated to the individual. Each executive officer earned a bonus with respect to 1998.

     In addition to the annual bonuses awarded to the executives with respect to 1998, the Chief Executive Officer was awarded an $80,000 bonus and two other executive officers were awarded bonuses in recognition of the contributions made by these individuals in connection with the successful completion of Citadel Communications' initial public offering in July 1998.

     Stock ownership is a fundamental principle underlying Citadel Communications' executive compensation policies. The Committee believes that management's having an equity interest in Citadel Communications more closely aligns the interests of stockholders and management. The stock options granted to executives and other key employees in 1998 generally vest over five years. This approach is designed to increase stockholder value over a long term since the full benefit of the compensation package cannot be realized unless stock price appreciation occurs over a number of years.

     In connection with the initial public offering, stock options were granted to various employees including one person who later became an executive officer. Subsequently, the Committee desired to grant additional options at the initial public offering price to reward certain individuals. In September 1998, options to acquire 60,000 shares of Common Stock were granted to the Chief Executive Officer at the initial public offering price of $16.00, which was below the per share market price of $25.813 of the Common Stock on the date of the grant. Each of the other executive officers also received such a stock option grant in September 1998. These options were granted in recognition of the contributions made by the individuals in successfully implementing Citadel Communications' acquisition and operational strategies and improving financial results.

     The Internal Revenue Code (the "Code") contains a provision that limits the tax deductibility of certain compensation paid to certain executive officers and disallows the deductibility of certain compensation in excess of $1,000,000 per year unless it is considered performance-based compensation under the Code. Citadel Communications' policies and practices generally ensure the maximum deduction possible under Section 162(m) of the Code. However, Citadel Communications reserves the right to forego any or all of the tax deduction if believed to be in the best interest of Citadel Communications and its stockholders.

                                          Members of the Compensation Committee

                                          John E. von Schlegell
                                          Patricia Diaz Dennis

                               PERFORMANCE GRAPH

     The following graph compares the cumulative total return on Citadel Communications' Common Stock, The Nasdaq Stock Market (U.S.) Index and a peer group of radio broadcasting companies (Chancellor Media Corp., Clear Channel Communications Inc., Cox Radio Inc., Emmis Communications Corp and Jacor Communications Inc.) for the period from July 1, 1998, the first day of trading of Citadel Communications' Common Stock, through December 31, 1998.

                                                 CITADEL COMMUNICATIONS                                    NASDAQ STOCK MARKET
                                                       CORPORATION                 PEER GROUP                    (U.S.)
                                                 ----------------------            ----------              -------------------
7/1/98                                                   100.00                      100.00                      100.00
9/30/98                                                  128.00                       79.00                       89.00
12/31/98                                                 162.00                       97.00                      116.00

                                                                 CUMULATIVE TOTAL RETURN
                                                                 -----------------------
                                                              7/1/98    9/30/98    12/31/98
                                                              ------    -------    --------
Citadel Communications Corporation..........................   $100      $128        $162
Nasdaq Stock Market (U.S.) Index............................    100        89         116
Peer Group..................................................    100        79          97

     The graph and chart assume that $100 was invested on July 1, 1998 with dividends, if any, reinvested. Peer returns are weighted by market capitalization. The total stockholder returns are not necessarily indicative of future returns.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The only outstanding capital stock of Citadel Communications is its Common Stock. The following table sets forth information with respect to the beneficial ownership of Citadel Communications' Common Stock as of June 15, 1999 by (1) each person, entity or group known to Citadel Communications to beneficially own more than five percent of the Common Stock, (2) each director of Citadel Communications, (3) each executive officer listed in the Summary Compensation Table and (4) all directors and executive officers of Citadel Communications as a group.

     Except as indicated below, the persons named have sole voting and investment power with respect to the shares shown as beneficially owned by them. The percentages are rounded to the nearest tenth of a percent. Holders of the Common Stock are entitled to one vote per share on all matters submitted to a vote of stockholders generally.

     The number of shares and percentages are calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on a stockholder by stockholder basis, assuming that each stockholder converted all securities owned by such stockholder that are convertible into Common Stock at the option of the holder within 60 days of June 15, 1999, and that no other stockholder so converts. The numbers and percentages of shares owned assume that outstanding options have been exercised as follows: Lawrence
R. Wilson -- 573,480 shares (including options held by Rio Bravo Enterprise Associates, L.P.); Donna L. Heffner -- 162,727 shares; D. Robert
Proffitt -- 128,501 shares; Stuart R. Stanek -- 165,307 shares; Peter J. Benedetti -- 5,001 shares; Patricia Diaz Dennis -- 7,500 shares; Rio Bravo Enterprise Associates, L.P. -- 515,817 shares; and all directors and executive officers as a group -- 1,083,763 shares.

                                                                   BENEFICIAL
                                                                  OWNERSHIP OF
                                                                  COMMON STOCK
                                                              --------------------
NAME OF BENEFICIAL OWNER                                       NUMBER      PERCENT
------------------------                                      ---------    -------
Lawrence R. Wilson(1).......................................  2,812,155     10.5%
  City Center West
  Suite 400
  7201 West Lake Mead Boulevard
  Las Vegas, NV 89128

Donna L. Heffner(2).........................................    200,886        *

D. Robert Proffitt(3).......................................    200,430        *

Stuart R. Stanek(4).........................................    232,380        *

Peter J. Benedetti(5).......................................     10,628        *

Patricia Diaz Dennis........................................      7,500        *

Ike Kalangis................................................          0        *

John E. von Schlegell(6)....................................    230,079        *

Ted L. Snider, Sr.(7).......................................    340,785      1.3

Rio Bravo Enterprise Associates, L.P.(1)....................  2,754,492     10.3
  City Center West
  Suite 400
  7201 West Lake Mead Boulevard
  Las Vegas, NV 89128

Baker, Fentress & Company...................................  1,813,017      6.9
  200 West Madison
  Suite 3510
  Chicago, IL 60602

ABRY Broadcast Partners II, L.P.(8).........................  8,460,839     32.2
  18 Newbury Street
  Boston, MA 02116

Harlan A. Levy(9)...........................................  8,468,436     32.2
  1585 Broadway
  19th Floor
  New York, NY 10036

ABRY Capital, L.P.(9)(10)...................................  8,468,436     32.2
  18 Newbury Street
  Boston, MA 02116

Putnam Investments, Inc.(11)................................  2,079,763      7.9
  One Post Office Square
  Boston, MA 02109

All directors and executive officers as a group (10           4,209,310     15.4
  persons)(12)..............................................

---------------

* Less than 1%

 (1) Includes 2,238,675 shares of outstanding Common Stock and 515,817 shares of Common Stock which may be acquired upon exercise of options that are currently exercisable or that are exercisable within 60 days of June 15, 1999, which shares and options are owned by Rio Bravo Enterprise Associates, L.P. Mr. Wilson owns all of the capital stock of Rio Bravo, Inc., the sole general partner of Rio Bravo Enterprise Associates, L.P.

 (2) Ms. Heffner's shares are jointly owned by Ms. Heffner and her spouse.

 (3) Mr. Proffitt's shares are jointly owned by Mr. Proffitt and his spouse.

 (4) Mr. Stanek's shares are jointly owned by Mr. Stanek and his spouse. Does not include 1,781 shares owned by Mr. Stanek's wife.

 (5) Mr. Benedetti's shares are jointly owned by Mr. Benedetti and his spouse.

 (6) Represents 5,574 shares held by The Endeavour Capital Fund Limited Partnership and 224,505 shares held by DVS Management, Inc. Mr. von Schlegell, a director of Citadel Communications, is the Managing Partner of The Endeavour Capital Fund Limited Partnership and the President and a shareholder of DVS Management, Inc., the general partner of The Endeavour Capital Fund Limited Partnership.

 (7) Does not include 121,713 shares owned by Mr. Snider's spouse.

 (8) These shares are held under an Amended and Restated Voting Trust Agreement dated October 15, 1997. By its terms, the Amended and Restated Voting Trust Agreement shall continue in effect until terminated upon the written agreement of Citadel Communications and the holders of voting trust certificates which represent a majority of the shares held in the voting trust as determined in accordance with the Amended and Restated Voting Trust Agreement. The voting trust also terminates with respect to any shares upon transfer of such shares to a person who is not an affiliate of ABRY Broadcast Partners II, L.P. or upon a distribution of shares by ABRY Broadcast Partners II, L.P. to its partners. During the term of the Amended and Restated Voting Trust Agreement, the voting trustee has the right to vote the shares of stock subject to that agreement and to take part in any shareholders' meetings, including the right to vote the shares for the election of directors of Citadel Communications. The voting trustee may assign his rights and delegate his obligations to a successor voting trustee, who shall be a back-up trustee or other person appointed in the manner provided under the terms of the Amended and Restated Voting Trust Agreement. Dispositive power with respect to these shares is held by Royce Yudkoff, the President of ABRY Holdings, Inc., the general partner of ABRY Capital, L.P., the general partner of ABRY Broadcast Partners II, L.P.

 (9) Represents shares held by Mr. Levy as voting trustee under the Amended and Restated Voting Trust Agreement. See footnote (8).

(10) Includes 8,460,839 shares beneficially owned by ABRY Broadcast Partners II, L.P. and 7,597 shares beneficially owned by ABRY Capital, L.P., which shares are held by Harlan A. Levy as voting trustee under the Amended and Restated Voting Trust Agreement. See footnotes (8) and (9).

(11) As reported on Schedule 13G filed with the Securities and Exchange Commission on February 4, 1999 (dated January 26, 1999) by Putnam Investments, Inc. on behalf of itself and Marsh & McLennan Companies, Inc., Putnam Investment Management, Inc. and Putnam Advisory Company, Inc., the shares indicated are under shared voting and dispositive power among Putnam Investments, Inc., Putnam Investment Management, Inc. and Putnam Advisory Company, Inc. Putnam Investment Management, Inc. and Putnam Advisory Company, Inc. are subsidiaries of Putnam Investments, Inc., and Putnam Investments, Inc. is a subsidiary of Marsh & McLennan Companies, Inc. The number of shares shown assume that there has been no change in the number of shares beneficially owned since the filing of the Schedule 13G. Pursuant to Rule 13d-4 under the Exchange Act, Marsh & McLennan Companies, Inc. and Putnam Investments, Inc. declared that their filing of the Schedule 13G shall not be deemed to be an admission of beneficial ownership of the shares reported.

(12) Includes shares discussed in footnotes (1) and (6).

     The number of shares and percentages in the foregoing table and footnotes do not give effect to the issuance by Citadel Communications of 5,000,000 shares in the Public Offering or the sale of shares in the Public

Offering as follows: Rio Bravo Enterprise Associates, L.P. -- 450,000 shares; Donna L. Heffner -- 20,000 shares; D. Robert Proffitt -- 20,000 shares; Stuart
R. Stanek -- 20,000 shares; The Endeavour Capital Fund Limited Partnership and DVS Management, Inc. -- 124,702 shares; Ted L. Snider, Sr. -- 95,000 shares; all directors and executive officers as a group -- 741,702 shares; Baker, Fentress & Company -- 982,660 shares; and ABRY Broadcast Partners II, L.P. and ABRY Capital, L.P. -- 4,589,923 shares.

                              CERTAIN TRANSACTIONS

     In December 1995, Citadel Broadcasting sold to Wilson Aviation, L.L.C., a company then owned by Mr. Wilson and his spouse and currently owned by Rio Bravo Enterprise Associates, L.P., an airplane formerly owned by Citadel Broadcasting, for a cash purchase price of approximately $1.3 million. Contemporaneously with the sale of the airplane, Citadel Broadcasting entered into an agreement to lease the airplane from Wilson Aviation, L.L.C. from December 29, 1995 to December 31, 2001. The parties subsequently amended the lease to extend the term through December 31, 2003. Under the terms of the lease, as amended, Citadel Broadcasting paid monthly rent in the amount of $17,250 through December 31, 1998 and is required to pay monthly rent in the amount of $21,000 thereafter. In addition, Citadel Broadcasting bears all of the costs of the maintenance, repair and operation of the airplane during the term of the lease. The sale and leaseback were not independently established in an arm's length transaction; however, the original transaction was reviewed and approved by Citadel Broadcasting's senior lender and Citadel Communications believes, based upon such review, that the terms of the transaction are reasonable and at least as favorable to Citadel Communications as could be obtained generally from unaffiliated parties. Citadel Broadcasting's Board of Directors approved the amendment to this lease. Mr. Wilson is a director and an executive officer of each of Citadel Communications and Citadel Broadcasting. Mr. Wilson owns all of the capital stock of Rio Bravo, Inc., the sole general partner of Rio Bravo Enterprise Associates, L.P.

CORPORATE EVENT COSTS

     During 1998, Citadel Broadcasting paid an aggregate of $75,964 in respect of accommodation and activity costs in connection with three corporate events held at a facility owned indirectly by Rio Bravo Enterprise Associates, L.P. Citadel Broadcasting's Board of Directors approved the charges. Citadel Communications believes that these charges are reasonable and reflect terms at least as favorable to it as could be obtained generally from unaffiliated providers of similar services.

           PROPOSAL TO APPROVE THE CITADEL COMMUNICATIONS CORPORATION
                         1999 LONG-TERM INCENTIVE PLAN
                                  (PROPOSAL 2)

     The Board of Directors has adopted, subject to stockholder approval, the 1999 Incentive Plan, which is intended to be the primary long-term incentive vehicle for senior management. The Board believes that the 1999 Incentive Plan would advance the interests of Citadel Communications by encouraging senior management to seek ways to improve efficiencies, spend capital wisely, reduce debt and generate cash, all of which should combine to cause stock price appreciation.

     A copy of the 1999 Incentive Plan will be provided to stockholders without charge upon written request to the Secretary of Citadel Communications Corporation, City Center West, Suite 400, 7201 West Lake Mead Boulevard, Las Vegas, Nevada 89128. A summary of the principal features of the 1999 Incentive Plan follows.

SUMMARY DESCRIPTION OF 1999 INCENTIVE PLAN

     The 1999 Incentive Plan provides opportunities for participants to acquire shares of Citadel Communications' Common Stock upon the exercise of options granted under the 1999 Incentive Plan if performance goals (measured solely by the increase in the price of Common Stock) and continued employment requirements are met. A total of 1,750,000 shares of Common Stock are available for issuance under the 1999 Incentive Plan. As of June 24, 1999, such shares would have had a market value of $52,718,750, based on the $30.125 closing price of the Common Stock as reported on The Nasdaq Stock Market's National Market on such date. If any award granted under the 1999 Incentive Plan expires or otherwise terminates for any reason without having been vested in full, the forfeited stock again becomes available for issuance under the 1999 Incentive Plan.

     The 1999 Incentive Plan will be administered by the Compensation Committee of the Board of Directors, which has discretion to select participants and determine: (i) when to grant a stock option award; (ii) the exercise price and the amount of Common Stock subject to each award; and (iii) the vesting schedule of the award. The Compensation Committee also has authority to construe and amend the 1999 Incentive Plan and all awards granted under it, to prescribe, amend and rescind rules and regulations relating to the 1999 Incentive Plan, to determine (subject to the 1999 Incentive Plan) the terms and provisions of the awards granted under the 1999 Incentive Plan and to make all other determinations necessary or advisable for administering the 1999 Incentive Plan. Awards may be granted under the 1999 Incentive Plan only to executive officers and senior managers of Citadel Communications or any of its subsidiaries. Members of the Compensation Committee are not eligible to receive awards. Citadel Communications currently has six executive officers and 36 senior managers.

     Awards under the 1999 Incentive Plan may be in the form of incentive stock options ("ISOs") within the meaning of section 422 of the Code and options that are not incentive stock options ("non-ISOs") (collectively, "Options").

     The 1999 Incentive Plan operates over a five-year performance period beginning at the date of grant of an Option. Under the 1999 Incentive Plan, each participant receives an Option to acquire a certain number of shares of Common Stock which can be earned during the performance period. The number of shares subject to an Option granted to a participant is established to provide a long-term incentive opportunity which is competitive with the practice of a cross-section of U.S. companies. The exercise price of Options granted effective as of the consummation of the Public Offering is $29.25 per share, the price per share to the public in the Public Offering. If any shares become available for additional grants, the exercise price of any Option granted will be equal to the fair market value of the Common Stock on the date the Option is granted (110% of the fair market value of the Common Stock in the case of an ISO granted to an individual who at the time of the grant owns more than ten percent of the combined voting power of Citadel Communications' capital stock). Fair market value will be determined by reference to the average of the bid and asked prices of the Common Stock on the date of the grant. If the number of shares subject to an Option is not fully earned during the performance period, any remaining opportunity for the unearned shares is forfeited. For the full number of shares subject to an Option to be earned, the average stock price at any time during the performance period must be twice the exercise price of the Option.

     During the performance period, the shares subject to the option are earned in one-fifth increments for each increase in average stock price equal to one-fifth of the difference between the Option's doubled exercise price and the Option's exercise price. When an increment of the number of shares subject to an Option is earned, that increment will be subject to a five-year vesting period. Shares earned under the 1999 Incentive Plan will immediately vest prior to the end of the vesting period in the event of certain changes in control (as defined in the 1999 Incentive Plan) of Citadel Communications.

     Shares subject to any expired, terminated or lapsed Options are available for subsequent grants. The Committee may provide that an optionee may pay for shares upon exercise of an Option in cash or by check or through certain cashless exercise procedures or other medium or combination of media as authorized by the Committee.

     In the event a participant's employment with Citadel Communications is terminated due to disability, retirement or any other reason, a participant may exercise an Option only to the extent it was exercisable on the termination date of participant's employment. An ISO must be exercised prior to the earlier of
(i) the expiration of three months (six months in the case of disability) after the termination date or (ii) the expiration date of the Options set forth in the award agreement. An Option that is not an incentive stock option must be exercised within the applicable time period for exercise set forth in the award agreement. In the event of the death of the participant before an Option lapses, an Option may be exercised only to the extent it was exercisable on the date of death. However, such exercise must be made prior to the earlier of the first anniversary of the participant's death or the expiration date of the Option.

     The Committee may adjust the number of shares of Common Stock under the 1999 Incentive Plan or subject to Options granted under the 1999 Incentive Plan at any time to reflect any change in the capital structure of Citadel Communications affecting all outstanding shares of Common Stock, whether through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in the capital structure of Citadel Communications. With respect to outstanding awards, such adjustment shall be made such that the participant shall be made whole and suffer no dilution.

     An employee shall have no right to sell, assign, transfer, pledge or otherwise dispose of or encumber any Option granted under the 1999 Incentive Plan except by will or the laws of descent and distribution, and, if any employee earns any shares of Common Stock during the first six months of any performance period, the employee shall hold such stock until the end of such six-month period. During the vesting period, however, a participant may transfer all or any portion of the participant's earned Options to any of the following: a revocable living trust primarily for the benefit of a participant, an irrevocable trust in which the participant is the settlor or a partnership in which the participant is a general partner.

     At the time that the Board of Directors adopted the 1999 Incentive Plan, the Compensation Committee approved the grant of the following Options effective as of the closing of the Public Offering, subject to stockholder approval of the 1999 Incentive Plan, with an exercise price equal to $29.25 per share, the price per share to the public in the Public Offering.

NAME AND POSITION                              DOLLAR VALUE (1)    NUMBER OF OPTIONS
-----------------                              ----------------    -----------------
Lawrence R. Wilson,
  Chairman, Chief Executive
  Officer and President......................     $  875,000             875,000

Donna L. Heffner,
  Vice President and
  Chief Financial Officer....................        250,000             250,000

D. Robert Proffitt,
  Vice President.............................        250,000             250,000

Stuart R. Stanek,
  Vice President.............................        250,000             250,000

Peter Benedetti,
  Vice President.............................        125,000             125,000

Executive Officer Group......................      1,750,000           1,750,000

Non-Executive Director Group.................              0                   0

Non-Executive Officer Employee Group.........              0                   0

---------------

     (1) The "Dollar Value" for Options is defined as the fair market value of the Common Stock on the date of grant less the Option exercise price. Because the Options granted to date under the 1999 Incentive Plan are contingent upon stockholder approval of the 1999 Incentive Plan, each of Messrs. Wilson, Proffitt, Stanek and Benedetti and Ms. Heffner have a substantial interest in the stockholders' vote on this matter.

FEDERAL INCOME TAX CONSEQUENCES

     The following description of federal income tax consequences is based on current tax law and interpretations.

ISOs

     In general, the value of an ISO is not included in the participant's income at the time of grant, and the participant does not recognize income on exercise of an ISO for the purpose of computing regular federal income tax. However, when calculating income for alternative minimum tax purposes, the excess, if any, of the fair market value of the shares acquired over the exercise price (the "spread") generally will be considered part of income. At the subsequent sale of Common Stock received through the exercise of an ISO, all gain on the sale of the Common Stock (as long as the Common Stock has been held for one year after exercise and two years after grant) will be characterized as capital gain or loss, and Citadel Communications will not be entitled to any federal income tax deduction with respect to such gain. If the Common Stock has been held for at least one year, the capital gain or loss will be taxed as long-term capital gain or loss. If a participant disposes of ISO Common Stock before the holding period has expired (a "disqualifying disposition"), the spread (up to the amount of the gain on disposition) will be ordinary income at the time of such disqualifying disposition, and Citadel Communications will be entitled to a federal income tax deduction in or like amount. A participant must recognize as ordinary income the gain on the disposition.

Non-ISOs

     In general, the value of a non-ISO is not included in the participant's income at the time of grant, unless the non-ISO Common Stock has a "readily ascertainable fair market value" at the date of grant. It is not anticipated that any non-ISO will have a "readily ascertainable fair market value" at the date of grant. On exercise, the difference between the exercise price of a non-ISO and the fair market value of the Common Stock received generally will be recognized as ordinary income, subject to federal income tax withholding, and will be allowed as a deduction to Citadel Communications. At the subsequent sale of Common Stock received through the exercise of a non-ISO, all gain on the sale of the Common Stock will be characterized as capital gain or loss. If the Common Stock has been held for at least one year, the capital gain or loss will be taxed as long-term capital gain or loss.

     Additional special rules apply to both ISOs and non-ISOs if the exercise price is paid in Citadel Communications' Common Stock.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
         THE PROPOSAL TO APPROVE THE CITADEL COMMUNICATIONS CORPORATION
                         1999 LONG-TERM INCENTIVE PLAN

                    PROPOSAL TO APPROVE AN AMENDMENT TO THE
         CITADEL COMMUNICATIONS CORPORATION 1996 EQUITY INCENTIVE PLAN
                                  (PROPOSAL 3)

     At June 24, 1999, without regard to the proposed amendment, a total of 1,428,532 shares of Common Stock remained reserved for issuance under the 1996 Equity Plan. The Board of Directors has adopted, subject to stockholder approval, an amendment to the 1996 Equity Plan to increase the number of shares of Common Stock available for issuance (or which may be used to provide a basis for measurement of an award) under the 1996 Equity Plan by 972,053 shares to a total of 2,400,585 shares, which, together with shares underlying outstanding options granted outside of the 1996 Equity Plan, is the number of shares equal to ten percent of the outstanding Common Stock on a fully-diluted basis as of the closing of the Public Offering, but not including in the fully-diluted calculation the 1,750,000 shares reserved for issuance under the 1999 Incentive Plan.

     The Board of Directors believes that ownership of common stock by key employees serves to provide those employees with a personal financial interest in Citadel Communications' success. The adoption of the amendment by the Board of Directors reflects a determination by the Board that ensuring the continued availability of a sufficient number of shares under the 1996 Equity Plan is important to Citadel Communications' ability to attract, retain and motivate key employees.

     A copy of the 1996 Equity Plan will be provided to stockholders without charge upon written request to the Secretary of Citadel Communications Corporation, City Center West, Suite 400, 7201 West Lake Mead Boulevard, Las Vegas, Nevada 89128. If the proposed amendment is not approved, the 1996 Equity Plan will continue in effect in its present form. A summary of the principal features of the 1996 Equity Plan follows.

SUMMARY DESCRIPTION OF 1996 EQUITY PLAN

     The 1996 Equity Plan provides for stock-based awards to employees, officers, directors, consultants, independent contractors and advisors of Citadel Communications and its subsidiaries. Citadel Communications and its subsidiaries currently employ approximately 1,770 persons. Non-employee directors are not currently eligible to participate in the 1996 Equity Plan.

     As of June 24, 1999, the aggregate number of shares reserved under the 1996 Equity Plan, as proposed to be amended, would have a market value of $72,317,623, based on the $30.125 closing price of the Common Stock as reported on The Nasdaq Stock Market's National Market on such date. Shares subject to any expired, terminated or lapsed awards are available for subsequent awards under the 1996 Equity Plan.

     The 1996 Equity Plan is administered by the Compensation Committee of the Board of Directors, and in certain cases, by the Board. The Compensation Committee or the Board has authority under the 1996 Equity Plan to designate participants, determine the terms and conditions of awards to be granted to each participant and decide all matters relating to any award.

     Awards under the 1996 Equity Plan may be made in the form of incentive stock options ("ISOs") within the meaning of section 422 of the Code and options that are not incentive stock options ("non-ISOs") (collectively, "Options"). Awards also may be in the form of stock appreciation rights, restricted securities and other stock-based awards, none of which have been granted to date. ISOs may be awarded only to employees.

     Options under the 1996 Equity Plan become exercisable at the time or times determined by the Board or the Compensation Committee. However, no Option may be exercisable prior to six months following the date of the grant of such Option, and an ISO granted to an owner of more than ten percent of the combined voting power of Citadel Communications' capital stock may not be exercisable after the expiration of five years from the date of its grant.

     The exercise price of an Option under the 1996 Equity Plan shall be determined by the Compensation Committee or, in certain cases, the Board. However the exercise price for ISOs granted under the 1996 Equity Plan may not be less than the fair market value of the Common Stock as of the date of the grant (110% of the fair market value of the Common Stock in the case of an ISO granted to an individual who at the time of the grant owns more than ten percent of the combined voting power of Citadel Communications' capital stock).

     The Board may provide that an optionee may pay for shares upon exercise of an Option in cash or by check or through cashless exercise procedures or other medium or combination of media authorized by the Board. The Board has authorized Lawrence R. Wilson, Chairman, Chief Executive Officer and President, to act on behalf of the Board on requests by any optionees who are not "insiders" (as defined in the Exchange Act) to pay the exercise price of an Option through one of two specified cashless exercise procedures. The grant of an Option may be accompanied by a reload option, which gives an optionee who pays the exercise price of an Option with shares of Common Stock an additional Option to acquire the same number of shares that was used to pay for the original Option of an exercise price not less than the fair market value of Common Stock as of the reload option grant date.

     The term of each Option under the 1996 Equity Plan shall be determined by the Committee or, in certain cases, the Board. However, in no event may any Option under the 1996 Equity Plan be exercisable for more than ten years from the date of its grant (five years in the case of an ISO granted to an individual who at the time of the grant owns more than ten percent of the combined voting power of Citadel Communications' capital stock).

     In general, during the lifetime of a participant, Options shall be exercisable only by the participant, and Options shall not be assignable or transferable by the participant other than by will, the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder.

     The Common Stock issuable under the 1996 Equity Plan may consist, in whole or in part, of authorized but unissued shares of Common Stock, treasury shares or shares of Common Stock acquired by Citadel Communications on the open market. The Common Stock currently available for issuance under the 1996 Equity Plan is registered under the Securities Act and has been approved for inclusion in The Nasdaq Stock Market's National Market. Citadel Communications anticipates that the additional shares contemplated by the proposed amendment to the 1996 Equity Plan will also be registered under the Securities Act prior to issuance and will be approved for inclusion in The Nasdaq Stock Market's National Market.

     The number of shares subject to the 1996 Equity Plan and to Options granted thereunder generally shall be adjusted in the event the stock is changed by any stock dividend, stock split or reverse stock split, reorganization, recapitalization, combination of shares, merger, consolidation or any other increase or decrease in the number of shares.

     In the event a participant's employment with Citadel Communications is terminated due to disability, retirement or any other reason, a participant may exercise an Option only to the extent it was exercisable on the termination date of participant's employment. An ISO must be exercised prior to the earlier of
(i) the expiration of three months (six months in the case of disability after the termination date) or (ii) the expiration date of the Options set forth in the award agreement. A non-ISO must be exercised within the applicable time period for exercise set forth in the award agreement. In the event of the death of the participant before an Option lapses, an Option may be exercised only to the extent it was exercisable on the date of death. However, such exercise must be made prior to the earlier of the first anniversary of the participant's death or the expiration date of the Option.

     At the discretion of the Board, Citadel Communications may reserve to itself or to its assignees in any award a right to repurchase any Common Stock held by a participant upon the participant's termination of employment or other relationship with Citadel Communications or any subsidiary for any reason, at a price for such Common Stock as determined by the Board. In the case of termination of the participant's employment for cause (as defined in the 1996 Equity Plan), the purchase price shall be the lower of the exercise price or the fair market value per share of the Common Stock. In the case of termination for any other reason, the purchase price shall be the fair market value per share.

     The Board may amend or discontinue the 1996 Equity Plan at any time. However, no amendments or discontinuance shall be made without the requisite approval of the stockholders of Citadel Communications if stockholder approval is required as a condition to the plans' complying with the provisions of Rule 16b-3 under the Exchange Act, as such rule may be amended from time to time, or continuing to comply with Section 162(m) of the Code, as such section may be amended from time to time. No termination, amendment or modification of the 1996 Equity Plan shall adversely affect in any material way any award previously granted under the 1996 Equity Plan, without the written consent of the participant.

     As future awards under the 1996 Equity Plan will be discretionary, Citadel Communications cannot currently determine the recipients and the number of awards that will be made pursuant to the 1996 Equity Plan, as amended. Future grants and the terms thereof will be determined by the Compensation Committee or the Board in accordance with the terms of the 1996 Equity Plan. However, the following table sets forth information concerning awards made under the 1996 Equity Plan in 1998:

NAME AND POSITION                                             DOLLAR VALUE (1)    NUMBER OF OPTIONS
-----------------                                             ----------------    -----------------
Lawrence R. Wilson,
  Chairman, Chief Executive
  Officer and President.....................................     $  588,780             60,000

Donna L. Heffner,
  Vice President and
  Chief Financial Officer...................................        117,756             12,000

NAME AND POSITION                                             DOLLAR VALUE (1)    NUMBER OF OPTIONS
-----------------                                             ----------------    -----------------
D. Robert Proffitt,
  Vice President............................................        117,756             12,000

Stuart R. Stanek,
  Vice President............................................        117,756             12,000

Peter Benedetti,
  Vice President............................................              0             16,005
                                                                     49,065              5,000

Executive Officer Group.....................................      1,108,869            129,005

Non-Executive Director Group................................              0                  0

Non-Executive Officer Employee Group........................          9,813             74,995

---------------

(1) The "Dollar Value" for Options is defined as the fair market value of the Common Stock on the date of grant less the Option exercise price.

FEDERAL INCOME TAX CONSEQUENCES

     The following description of federal income tax consequences is based on current tax law and interpretations.

ISOs

     In general, the value of an ISO is not included in the participant's income at the time of grant, and the participant does not recognize income on exercise of an ISO for the purpose of computing regular federal income tax. However, when calculating income for alternative minimum tax purposes, the excess, if any, of the fair market value of the shares acquired over the exercise price (the "spread") generally will be considered part of income. At the subsequent sale of Common Stock received through the exercise of an ISO, all gain on the sale of the Common Stock (as long as the Common Stock has been held for one year after exercise and two years after grant) will be characterized as capital gain or loss, and Citadel Communications will not be entitled to any federal income tax deduction with respect to such gain. If the Common Stock has been held for at least one year, the capital gain or loss will be taxed as long-term capital gain or loss. If a participant disposes of ISO Common Stock before the holding period has expired (a "disqualifying disposition"), the spread (up to the amount of the gain on disposition) will be ordinary income at the time of such disqualifying disposition, and Citadel Communications will be entitled to a federal income tax deduction in a like amount. A participant must recognize as ordinary income the gain on the disposition.

Non-ISOs

     In general, the value of a non-ISO is not included in the participant's income at the time of grant, unless the non-ISO Common Stock has a "readily ascertainable fair market value" at the date of grant. It is not anticipated that any non-ISO will have a "readily ascertainable fair market value" at the date of grant. On exercise, the difference between the exercise price of a non-ISO and the fair market value of the Common Stock received generally will be recognized as ordinary income, subject to federal income tax withholding, and will be allowed as a deduction to Citadel Communications. At the subsequent sale of Common Stock received through the exercise of a non-ISO, all gain on the sale of the Common Stock will be characterized as capital gain or loss. If the Common Stock has been held for at least one year, the capital gain or loss will be taxed as long-term capital gain or loss.

     Additional special rules apply to both ISOs and non-ISOs if the exercise price is paid in Citadel Communications' Common Stock.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                  THE PROPOSAL TO APPROVE THE AMENDMENT TO THE
         CITADEL COMMUNICATIONS CORPORATION 1996 EQUITY INCENTIVE PLAN

      PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                                  (PROPOSAL 4)

     The Board of Directors of Citadel Communications has selected KPMG LLP to serve as the independent public accountants to examine the financial statements of Citadel Communications and its subsidiaries for the year ending December 31, 1999. KPMG LLP has been employed to perform this function for Citadel Communications since its formation in 1993. A representative of KPMG LLP is expected to be present at the annual meeting for the purpose of making a statement, should he or she so desire, and to respond to appropriate questions.

     If the stockholders should not ratify the appointment, the Audit Committee of the Board will investigate the reasons for rejection by the stockholders and the Board of Directors will reconsider the appointment.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
 THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS CITADEL COMMUNICATIONS'
         INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1999.

                               OTHER INFORMATION

DIRECTOR NOMINEES

     Any stockholder entitled to vote for the election of directors may nominate persons for election to the Board of Directors. Generally such nominations with respect to an election to be held at an annual meeting must be submitted in writing to the Secretary of Citadel Communications at Citadel Communications' principal offices at least 90 days before the anniversary date of the preceding annual meeting, and the notice must provide information as required by Citadel Communications' Bylaws. A copy of these Bylaw requirements will be provided upon request in writing to the Secretary at the principal offices of Citadel Communications. This requirement does not affect the deadline for submitting stockholder proposals for inclusion in the proxy statement, nor does it apply to questions a stockholder may wish to ask at the meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires that Citadel Communications' directors and executive officers, and any persons who own more than ten percent of Citadel Communications' Common Stock, file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of Citadel Communications. Such persons are required by Securities and Exchange Commission regulations to furnish Citadel Communications with copies of all Section 16(a) forms they file.

     To Citadel Communications' knowledge, based solely on the review of the copies of such reports and written representations that no other reports were required, during or with respect to the year ended December 31, 1998, all such section 16(a) filing requirements were met, except each of ABRY Broadcast Partners II, L.P., ABRY Capital L.P., ABRY Holdings, Inc., Royce Yudkoff and Harlan Levy, in his capacity as voting trustee under the Amended and Restated Voting Trust Agreement, filed one late report with respect to the conversion of shares of Citadel Communications' then outstanding convertible preferred stock into shares of Citadel Communications' Common Stock.

ANNUAL REPORT

     Citadel Communications has enclosed its Annual Report for the year ended December 31, 1998 with this proxy statement, which includes Citadel Communications' 1998 Annual Report to the Securities and Exchange Commission on Form 10-K, without exhibits. Stockholders are referred to the report for financial and other information about Citadel Communications, but such report is not incorporated in this proxy statement and is not a part of the proxy soliciting material.

STOCKHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING

     Any proposals of stockholders intended to be presented at the 2000 Annual Meeting of Stockholders must be received by Citadel Communications, City Center West, Suite 400, 7201 West Lake Mead Boulevard, Las Vegas, Nevada, 89128, no later than February 25, 2000 in order to be included in the proxy materials for such meeting. It is suggested that a proponent submit any proposal by Certified Mail -- Return Receipt Requested to the Secretary of Citadel Communications. Such proposals must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in Citadel Communications' 2000 proxy materials.

     All other stockholder proposals to be presented at the 2000 Annual Meeting of Stockholders must be submitted in writing to the Secretary of Citadel Communications at Citadel Communications' principal offices no later than April 28, 2000, and the notice must provide information as required by Citadel Communications' Bylaws. A copy of these Bylaw requirements will be provided upon request in writing to the Secretary at the principal offices of Citadel Communications.

     If there should be any change in the foregoing submission deadlines, Citadel Communications intends to publicly disseminate information concerning the change.

OTHER MATTERS

     The Board does not intend to present, and does not have any reason to believe that others will present, any item of business at the annual meeting other than those specifically set forth in the notice of the meeting. However, if other matters are properly brought before the meeting, the persons named on the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

SOLICITATION OF PROXIES

     All costs and expenses of this solicitation, including the cost of preparing and mailing this proxy statement will be borne by Citadel Communications. In addition to the use of the mails, certain directors, officers and regular employees of Citadel Communications may solicit proxies personally, or by mail, telephone or otherwise, but such persons will not be compensated for such services. Arrangements will be made with brokerage firms, banks, fiduciaries, voting trustees or other nominees to forward the soliciting materials to each beneficial owner of stock held of record by them, and Citadel Communications will reimburse them for their expenses in doing so.

                                          By order of the Board of Directors
                                          /s/ Donna L. Heffner
                                          Donna L. Heffner
                                          Secretary
June 25, 1999

                                                                       1792-PS99

                                  DETACH HERE
--------------------------------------------------------------------------------

                                     PROXY

                       CITADEL COMMUNICATIONS CORPORATION

                  THIS PROXY IS SOLICITED BY AND ON BEHALF OF
                             THE BOARD OF DIRECTORS

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 27, 1999

         The undersigned hereby appoints Lawrence R. Wilson and Donna L. Heffner, or either of them, as proxies with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Citadel Communications Corporation to be held at River Bend Ranch, 1015 Eastman Drive, Bigfork, Montana 59911, on Tuesday, July 27, 1999, at 10:00 a.m., local time, and at any adjournments or postponements thereof, and to vote all shares of Common Stock of Citadel Communications Corporation which the undersigned would be entitled to vote if personally present, on all the matters set forth on the reverse side.

         The undersigned acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement together with this Proxy.

---------------                                                  ---------------
| SEE REVERSE |    CONTINUED AND TO BE SIGNED ON REVERSE SIDE    | SEE REVERSE |
|    SIDE     |                                                  |    SIDE     |
---------------                                                  ---------------

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR PROPOSALS 2, 3 AND 4.


                                                                                                             FOR   AGAINST   ABSTAIN
1.  Election of five directors for a one-year                    2. Approval of the Citadel Communications   [ ]      [ ]      [ ]
    term until the next annual meeting.                             Corporation 1999 Long-Term Incentive
    NOMINEES: Lawrence R. Wilson, Patricia                          Plan.
    Diaz Dennis, Ike Kalangis, Ted L. Snider, Sr.
    and John E. von Schlegell.                                   3. Approval of the amendment to the Citadel [ ]      [ ]      [ ]
                                                                    Communications Corporation 1996 Equity
        FOR         [  ]            [  ]  WITHHELD                  Incentive Plan.
        ALL                               FROM ALL
      NOMINEES                            NOMINEES               4. Ratification of the appointment of KPMG  [ ]      [ ]      [ ]
                                                                    LLP as independent public accountants
                                                                    for the year ending December 31, 1999.
    [  ] ______________________________________
         For all nominees except as noted above                  5. In their discretion, the proxies are authorized to
                                                                    vote upon such other business as may properly come
                                                                    before the meeting or any postponements or
                                                                    adjournments thereof.

                                                                            MARK HERE      [  ]         MARK HERE     [  ]
                                                                            FOR ADDRESS                 IF YOU PLAN
                                                                            CHANGE AND                  TO ATTEND
                                                                            NOTE AT LEFT                THE MEETING

                                                                 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                                                                 PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                 Please sign exactly as your name(s) appear(s) hereon.
                                                                 All holders must sign. When signing in a fiduciary
                                                                 capacity, please indicate full title as such. If a
                                                                 corporation or partnership, please sign in full corporate
                                                                 or partnership name by authorized person.


Signature: _________________________   Date: _____________________ Signature: ________________________ Date: ______________________



                                                                         Annex A

                       CITADEL COMMUNICATIONS CORPORATION
                          1999 LONG-TERM INCENTIVE PLAN


SECTION I. PURPOSE

         The Citadel Communications Corporation Long-Term Incentive Plan (the "Plan") is intended to be the primary long-term incentive vehicle for senior management. The Plan is designed to advance the interests of Citadel Communications Corporation (the "Company") by encouraging senior management to seek ways to improve efficiencies, spend capital wisely, reduce debt and generate cash, all of which should combine to cause stock price appreciation. The Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") nor is it qualified under section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code").

         The Company's address is City Center West, 7201 Lake Mead Boulevard, Suite 400, Las Vegas, Nevada 89128.

SECTION II. ADMINISTRATION

         a. The Plan is administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). All members of the Committee are required to be "nonemployee directors" as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and "outside directors" within the meaning of section 162(m)(4)(C)(i) of the Code. For additional information about the Committee, participants should contact the Company at the address and telephone number listed above.

         b. The Committee selects the participants and determines: (i) when to grant a stock option award; (ii) the exercise price and the amount of Common Stock subject to each award; and (iii) the vesting schedule of the award. The Committee also has authority to construe and amend the Plan and all awards granted under it, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine (subject to sections VI, VII and VIII) the terms and provisions of the awards granted under the Plan (which need not be identical) and to make all other determinations necessary or advisable for administering the Plan.

SECTION III. SHARES SUBJECT TO THE PLAN

         a. Options for a total of 1,750,000 shares of the Company's $.001 par value Common Stock (the "Common Stock") may be granted pursuant to the terms of the Plan. The Common Stock subject to the Plan may be unissued shares of Common Stock or shares of issued Common Stock held in the Company's treasury, or both.

         b. The number of shares of the Company's Common Stock available upon the exercise of options granted under the Plan, the maximum number of shares for which awards may be granted to any one individual and the number of shares of outstanding awards are subject to appropriate adjustment by the Committee in accordance with section X.

         c. If any award granted under the Plan expires or otherwise terminates for any reason without having been vested in full, the shares of Common Stock subject to such awards again become available for issuance upon exercise of options granted under the Plan.

SECTION IV. DURATION, AMENDMENT, AND TERMINATION

         a. The termination or any amendment of the Plan may not impair or adversely affect, without the consent of the participants, the rights of holders of outstanding awards. The Board of Directors may terminate the Plan at any time.

         b. The Board of Directors may, from time to time, amend the Plan without stockholder approval except to the extent that any such amendment fails to comply with any applicable provision of the Code, ERISA, the Exchange Act or the rules of Nasdaq or causes the Plan to fail to be treated as qualified performance-based compensation under applicable Treasury Regulations.

SECTION V. ELIGIBILITY

         a. Awards may be granted under the Plan only to executive officers and senior managers of the Company or any of its subsidiaries. Members of the Committee are not eligible to receive awards.

         b. All awards shall be evidenced by a written Award Agreement between the Company and the participant that will contain such provisions, in addition to those contained in the Plan, as may be approved by the Committee.

SECTION VI. TERMS AND CONDITIONS OF AWARDS

         a. The Plan provides opportunities for participants to acquire shares of the Company's Common Stock upon the exercise of options granted under the Plan if performance goals and continued employment requirements are met. All or part of any options granted under the Plan may be "incentive stock options," as defined in Section 422 of the Code, or options that are not "incentive stock options."

         b. The Plan operates over a five-year performance period beginning at the date of the grant of the option (the "Performance Period"). Under the Plan, each participant receives an option to acquire a certain number of shares of Common Stock which can be earned during the Performance Period. The exercise price of an option initially granted effective as of the consummation of the Proposed Public Offering, as defined in Section XIV, will be the price per share to the public in the Proposed Public

Offering. The exercise price of any option granted thereafter will be equal to the mean between the bid and ask quotations for the Company's Common Stock (referred to herein, together with the price per share to the public in the Proposed Public Offering, as the "fair market value") on the date the option is granted, or, if there are no bid or asked quotations on that date, the bid and ask quotations on the next preceding date for which quotations are available. The number of shares subject to an option granted to a participant is established to provide a long-term incentive opportunity which is competitive with the practices of a cross-section of U.S. companies. If the number of shares subject to option is not fully earned during the Performance Period, any remaining opportunity for that option is forfeited.

         c. For the full number of shares subject to an option to be earned, the average stock price (with the average calculated over 20 consecutive trading days) at any time during the Performance Period must be twice the exercise price of the option. During the Performance Period, the shares subject to the option are earned in one-fifth increments for each increase in average stock price equal to one-fifth of the difference between the option's doubled exercise price and the option exercise price.

         For example, if the exercise price of the option is $30, a participant would earn the full number of shares subject to the option if the average stock price at any time during the Performance Period is at least $60. During the Performance Period, the shares subject to the option are earned in one-fifth increments as the average stock price increases by an amount equal to $6, which is one-fifth of the difference between the options doubled exercise price ($60) and the option's exercise price ($30).

         d. Absent any action by the Committee to the contrary, when an increment of the number of shares subject to an option is earned, that increment will be subject to a five-year vesting period (the "Vesting Period"). Under the Vesting Period, one-fifth of the number of shares earned vests, and therefore becomes exercisable, on each anniversary date after that increment was earned. The Committee has discretionary authority to alter the normal vesting period relating to any participant's award or to accelerate the vesting period relating to any participant's award.

SECTION VII. INCENTIVE STOCK OPTIONS

         The terms of any incentive stock options granted under the Plan must comply with the following additional rules:

         a. Employees Only. Incentive stock options may only be granted to employees (including officers and directors who are also employees) of the Company or subsidiary.

         b. Exercise Price. The exercise price per share of Common Stock shall be set by the Committee, provided that the exercise price for any incentive stock option may not be less than the fair market value as of the effective date of the grant.

         c. Exercise. In no event may any incentive stock option be exercisable for more than ten years from the date of its grant.

         d. Individual Dollar Limitation. The aggregate fair market value (determined as of the time an award is made) of all shares of Common Stock with respect to which incentive stock options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

         e. Ten Percent Owners. An incentive stock option may be granted to a "ten percent owner," as defined in Code Section 422, provided that at the time such option is granted, the exercise price per share of Common Stock shall not be less than 110% of the fair market value and such option by its terms is not exercisable after the expiration of five (5) years from the date of its grant.

         f. Expiration of Incentive Stock Options. No award of an incentive stock option may be made pursuant to this Plan after the expiration of ten (10) years from the effective date of the Plan as determined in Section XIV.

         g. Right to Exercise. During a participant's lifetime, an incentive stock option may be exercised only by the participant.

SECTION VIII. TERMINATION OF PARTICIPATION

         Notwithstanding the exercise periods set forth in any Award Agreement, options shall be subject to the following:

         a. An option shall lapse ten years after it is granted, unless an earlier time is set in the Award Agreement.

         b. If a participant's employment is terminated due to (i) disability,
(ii) retirement, or (iii) for any other reason, such participant may exercise his or her incentive stock options only to the extent that such incentive stock options would have been exercisable on the termination date; provided, that such exercise is made prior to the earlier of (i) the expiration of three (3) months (six (6) months in the case of disability) after the termination date or (ii) the expiration of the option set forth in the Award Agreement.

         c. If a participant's employment, contractual or other relationship with the Company is terminated due to (i) disability, (ii) retirement, or (iii) for any other reason, such participant may exercise his or her non-qualified stock options, only to the extent that such options would have been exercisable on the termination date; provided, that such exercise is made within the applicable time period for exercise as set forth in the Award Agreement.

         d. If a participant dies before his or her options lapse pursuant to this Section, then the participant's options may be exercised, only to the extent that such options would have been exercisable on the date of the Participant's death; provided that such exercise is made prior to the earlier of (i) the first anniversary of such Participant's death or (ii) the expiration date of the Option set forth in the Award Agreement. Upon the participant's death, any exercisable options may be exercised by the Participant's legal representative or representatives.

SECTION IX. PAYMENT FOR STOCK PURCHASES; WITHHOLDING TAXES

         a. Payment for Common Stock purchased pursuant to the exercise of an option granted under the Plan may be made in cash (by check) or, where expressly approved for the participant by the Committee, in an Award Agreement or otherwise in writing and where permitted by law:

                  (i) by cancellation of indebtedness of the Company to the participant;

                  (ii) by surrender of Common Stock that either: (1) has been owned by the participant for more than six (6) months and has been paid for within the meaning of Rule 144 promulgated under the Securities Act; (2) was obtained by the participant in the public market; or (3) is otherwise acceptable to the Committee in its discretion;

                  (iii) by waiver of compensation due or accrued to participant for services rendered;

                  (iv) by tender of property acceptable to the Committee;

                  (v) through a "same day sale" commitment from participant and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer") whereby participant irrevocably elects to exercise the option and to sell a portion of the Common Stock so purchased to pay for the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Common Stock to forward the exercise price directly to the Company;

                  (vi) through a "margin" commitment from participant and a NASD Dealer whereby the participant irrevocably elects to exercise the option and to pledge the Common Stock so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Stock to forward the exercise price directly to the Company;

                  (vii) through any other "cashless exercise" procedure approved by the Committee; or

                  (viii) by any combination of the foregoing, or any other method of payment acceptable to the Committee in its sole discretion.

         b. The Committee may, in its discretion and consistent with its obligations to its existing lenders and all other applicable restrictions, help the participant pay for

Common Stock purchased under the Plan by authorizing a guarantee by the Company of a third-party loan to the participant.

         c. The Company or any subsidiary shall have the authority and the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan.

SECTION X. ADJUSTMENTS

         The Committee may adjust the number of shares of Common Stock under the Plan or subject to options granted under the Plan at any time to reflect any change in the capital structure of the Company affecting all outstanding shares of Common Stock, whether through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in the capital structure of the Company. With respect to outstanding awards, such adjustment shall be made such that the participant shall be made whole and suffer no dilution in relation to the outstanding shares of Common Stock immediately prior to any such change.

SECTION XI. CHANGE IN CONTROL

         a. In the event of a Change in Control (as defined herein), the Company will require any successor to fulfill the terms and conditions of the Plan in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. In addition, vesting shall automatically be deemed to occur on the date which is 30 days prior to a "Change in Control."

         b. For purposes of this Plan, "Change in Control" means each of the following:

                  (1) Any transaction, or series of transactions, whereby any person (as that term is used in section 13 and 14(d)(2) of the Exchange
         Act), excluding affiliates of the Company, is or becomes the beneficial owner (as that term is used in section 13(d) of the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities;

                  (2) Any merger, consolidation, or liquidation of the Company in which the Company is not the continuing or surviving corporation or pursuant to which the Common Stock would be converted into cash, securities, or other property, other than a merger or consolidation with a wholly owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is not substantial change in the shareholders of the Company and all then outstanding awards under the Plan are assumed by the successor corporation, which assumption shall be binding on all Participants; or

                  (3) The sale, transfer, or other disposition of all or substantially all of the assets of the Company.

SECTION XII. RESTRICTIONS ON RESALES

         a. An employee shall have no right to sell, assign, transfer, pledge or otherwise dispose of or encumber any options granted under the Plan except by will or the laws of descent and distribution, and, if any employee earns any shares of Common Stock during the first six months of any Performance Period, the employee shall hold (within the meaning of Rule 16b-3 of the Exchange Act) such stock at least until the end of such six month period.

         b. Since the participants in the Plan would generally be considered "affiliates" of the Company, as that term is defined in the Rules and Regulations under the Securities Act of 1933 (the "Securities Act"), shares of the Company's Common Stock acquired under awards may be subject to restrictions on resale imposed by the Securities Act. Such shares could be resold under the terms of Rule 144 of the Rules and Regulations, pursuant to another applicable exemption, if any, from the registration requirements of the Securities Act, or pursuant to an effective registration statement, should the Company elect to prepare and file one with the Securities and Exchange Commission. Rule 144 limits the number of shares which may be sold by an affiliate within a three-month period. An "affiliate" of the Company is defined by the Rules and Regulations as a person that "directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with "the Company. Directors, officers, substantial stockholders and others, who by one means or another have the ability to exercise control over the Company, maybe deemed to be "affiliates." In connection with the awards, the Company may, in order to ensure that resales are made in compliance with the Securities Act, imprint a legend on certificates representing shares awarded to the effect that the shares may not be resold in the absence of compliance with the applicable restrictions or a determination that no restrictions are applicable.

         c. Notwithstanding any language to the contrary, during the vesting period a participant shall have the right (subject to section XII(a)) to transfer all or any portion of the participant's earned options to any of the following: a revocable living trust primarily for the benefit of the participant, an irrevocable trust in which the participant is the settlor, or a partnership in which the participant is a general partner.

SECTION XIII. MISCELLANEOUS

         a. No award payable under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan unless the Company shall determine otherwise.

         b. The Plan and the grant of awards shall be subject to all applicable federal and state laws, rules and regulations and to such approval by any governmental or regulatory agency as may be required.

         c. The terms of the Plan shall be binding upon the Company and its successors and assigns.

         d. Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision hereof.

         e. Nothing contained in this Plan shall prevent the Company from adopting or continuing in effect other or additional compensation arrangements.

SECTION XIV. EFFECTIVE DATE

         The effective date of the Plan shall be May 24, 1999, subject to (i) shareholder approval and (ii) the consummation of the Company's currently proposed public offering of the Common Stock approved by the Company's Board of Directors on April 28, 1999 (the "Proposed Public Offering"). No awards will be granted under the Plan after the expiration of ten years from the effective date.

                                                                         Annex B

                       CITADEL COMMUNICATIONS CORPORATION

                           1996 EQUITY INCENTIVE PLAN

                        AS AMENDED THROUGH JUNE 25, 1999

         NOTE: OTHER THAN SECTION 3.1, THIS 1996 EQUITY INCENTIVE PLAN HAS NOT BEEN RESTATED SINCE ITS ORIGINAL ADOPTION IN JUNE 1996. SECTION 3.1 HAS BEEN RESTATED TO REFLECT THE PROPOSED AMENDMENT TO INCREASE THE NUMBER OF SHARES AVAILABLE UNDER THE PLAN. REFERENCES IN THIS PLAN TO "STOCK" MEAN CITADEL COMMUNICATIONS CORPORATION'S COMMON STOCK, PAR VALUE $.001 PER SHARE, AND SUCH OTHER SECURITIES OF CITADEL COMMUNICATIONS CORPORATION THAT MAY BE SUBSTITUTED FOR THE COMMON STOCK PURSUANT TO
         ARTICLE 12.


                               ARTICLE 1: PURPOSE

         1.1 General. The purpose of the Citadel Communications Corporation 1996 Equity Incentive Plan (the "Plan") is to promote the interests of Citadel Communications Corporation (the "Company"), by enabling the Company to motivate, attract, and retain the services of persons upon whose judgment, efforts, and contributions the success of the Company's business depends. The plan is further intended to align the personal interests of such persons with the interests of shareholders of the Company through equity participation in the Company's growth and success. Capitalized terms not otherwise defined in the text are defined in
Article 15.


                         ARTICLE 2: EFFECTIVE DATE; TERM

         2.1 Effective Date. The effective date of the Plan is June 28, 1996 (the "Effective Date"), which is the date as of which the Plan was approved by the Board of Directors and stockholders of the Company.

         2.2 Term. This Plan shall terminate on the tenth (10th) anniversary of the Effective Date, subject to Article 13.


                     ARTICLE 3:  SHARES SUBJECT TO THE PLAN

         3.1 Number of Shares. As of June 25, 1999, the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement or valuation of an Award (such as a Performance Unit Award) shall be 2,400,585 shares (the "Shares").

         3.2 Lapsed Awards. To the extent that an Award terminates, expires or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan, in each case to the full extent available pursuant to the applicable rules and interpretations of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         3.3 Payments in Stock. Any shares of Stock tendered to or withheld by the Company in connection with payment for Stock purchased pursuant to the Plan or withholding taxes thereon shall be deducted from the aggregate number of shares reserved and available for Awards under the Plan.

         3.4 Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock, or Stock purchased on the open market.


                             ARTICLE 4: ELIGIBILITY

         4.1 General. Awards may be granted only to an individual who is an employee (including an employee who also is an officer or director), officer, director, consultant, independent contractor, or adviser of the Company or a Subsidiary, as determined by the Board; provided, however, that if the Board shall appoint a Committee to administer the Plan as provided in Article 5, non-employee directors shall no longer be eligible to receive Awards hereunder.


                            ARTICLE 5: ADMINISTRATION

         5.1 Board. The Plan shall be administered by the Board or a Committee appointed by the Board to administer the Plan at any time or from time to time; provided, however, that all matters relating to Awards of current directors shall be administered by a committee appointed by the Board in accordance with that certain Amended and Restated Voting Agreement dated as of June 28, 1996 among the company and certain shareholders of the Company. If the Company has a class of equity securities registered under Section 12 of the Exchange Act, the Plan shall be administered by the Board or a Committee of the Board in accordance with Rule 16b-3, or successor legislation, under the Exchange Act. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), appoint new members in substitution therefor, and fill vacancies however caused; provided, however, that at no time may any person serve on the Committee if the Company has a class of equity securities registered under
Section 12 of the Exchange Act and that person's membership would cause the Committee not to satisfy the "disinterested administration" requirements of Rule 16b-3 or successor legislation.

         5.2 Authority of Board. The Board has the exclusive power, authority, and discretion, subject to the terms hereof, to:

                  (a) Designate Participants;

                  (b) Determine the type or types of Awards to be granted to each Participant;

                  (c) Determine the number of Awards to be granted and the number of shares of Stock subject to an Award;

                  (d) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

                  (e) Determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award and accelerations or waivers thereof, and any modification or amendment of any Award previously granted, based in each case on such considerations as the Board in its sole discretion determines;

                  (f) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

                  (g) Decide all other matters that must be determined in connection with an Award;

                  (h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

                  (i) Interpret the Plan, any Award, and any Award Agreement in its discretion; and

                  (j) Make all other decisions and determinations that may be required under the Plan or as the Board deems necessary or advisable to administer the Plan.

         5.3 Decisions Binding. All decisions, interpretations, and determinations by the Board with respect to the Plan, any Award, and any Award Agreement are final, binding, and conclusive on all parties.

                            ARTICLE 6: STOCK OPTIONS

         6.1 General. The Board is authorized to grant Options to Participants on the following terms and conditions:

                  (a) Exercise Price. The exercise price per share of Stock under an Option shall be determined by the Board.

                  (b) Payment. Payment for Stock issued upon exercise of an Option shall be made in accordance with Article 10 of the Plan.

                  (c) Time and Conditions of Exercise. The Board shall determine the time or times at which an Option may be exercised in whole or in part, provided that, if the Company has a class of equity registered under the Exchange Act, no Option may be exercisable prior to six months following the date of the grant of such Option. The Board also shall determine the expiration date of each Option and the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

                  (d) Evidence of Option. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such provisions as may be specified by the Board.

         6.2 Incentive Stock Options. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

                  (a) Employees Only. Incentive Stock Options may only be granted to employees (including officers and directors who are also employees) of the Company or a Subsidiary.

                  (b) Exercise Price. The exercise price per share of Stock shall be set by the Board, provided that the exercise price for any Incentive Stock Option may not be less than the Fair Market Value as of the date of the grant.

                  (c) Exercise. In no event may any Incentive Stock Option be exercisable for more than ten years from the date of its grant.

                  (d) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

                  (e) Ten Percent Owners. An Incentive Stock Option may be granted to a Ten Percent Owner, provided that at the time such option is granted, the exercise price per share of Stock shall not be less than 110% of the Fair Market Value and such option by its terms is not exercisable after the expiration of five (5) years from the date of its grant.

                  (f) Expiration of Incentive Stock Options. No Award of an Incentive Stock Option may be made pursuant to this Plan after the expiration of ten (10) years from the Effective Date.

                  (g) Right to Exercise. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

         6.3 Termination of Participant. Notwithstanding the exercise periods set forth in any Award Agreement, Options shall be subject to the following:

                  (a) An Option shall lapse ten years after it is granted, unless an earlier time is set in the Award Agreement.

                  (b) If a Participant's employment is terminated due to (i) Disability, (ii) Retirement, or (iii) for any other reason, such Participant may exercise his or her Incentive Stock Options only to the extent that such Incentive Stock Options would have been exercisable on the Termination Date; provided, that such exercise is made prior to the earlier of (i) the expiration of three (3) months (six (6) months in the case of Disability) after the Termination Date or (ii) the expiration date of the Option set forth in the Award Agreement.

                  (c) If a Participant's employment, contractual or other relationship with the Company is terminated due to (i) Disability, (ii) Retirement, or (iii) for any other reason, such Participant may exercise his or her Non-Qualified Stock Options, only to the extent that such Options would have been exercisable on the Termination Date; provided, that such exercise is made within the applicable time period for exercise as set forth in the Award Agreement.

                  (d) If a Participant dies before his or her Options lapse pursuant to this Section, then the Participant's Options may be exercised, only to the extent that such Options would have been exercisable on the date of the Participant's death; provided that such exercise is made prior to the earlier of (i) the first anniversary of such Participant's death or (ii) the expiration date of the Option set forth in the Award Agreement. Upon the Participant's death, any exercisable Options may be exercised by the Participant's legal representative or representatives.

                          ARTICLE 7: PERFORMANCE UNITS

         7.1 Grant of Performance Units. The Board is authorized to grant Performance Units to Participants on such terms and conditions as may be selected by the Board. The Board shall have the complete discretion to determine the number of Performance Units granted to each Participant. All Awards of Performance Units shall be evidenced by an Award Agreement.

         7.2 Right Under Performance Units. A grant of Performance Units gives the Participant rights, valued as determined by the Board, and payable to, or exercisable by, the Participant to whom the Performance Units are granted, in whole or in part, as the Board shall establish at grant or thereafter. The Board shall set performance goals and other terms or conditions to payment of the Performance Units in its discretion which, depending on the extent to which they are met, will determine the amount and value of cash, Stock, Awards, and/or other property that will be paid to the Participant; provided, however, that if the Company has a class of equity registered under Section 12 of the Exchange Act, the time period during which the performance goals must be met shall, in all cases, not exceed six months.

         7.3 Other Terms. Performance Units may be payable in cash, Stock, or other Awards or property, or any combination thereof, and have such other terms and conditions as determined by the Board and reflected in the Award Agreement.


                       ARTICLE 8: RESTRICTED STOCK AWARDS

         8.1 Restricted Stock Awards. The Board is authorized to make Awards of Restricted Stock to Participants either in the form of a grant of Stock or an offer to sell Stock to a Participant, in such amounts and subject to such terms, conditions and restrictions as may be selected by the Board. All Awards of Restricted Stock shall be evidenced by an Award Agreement.

         8.2 Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, including without limitation "vesting" or forfeiture restrictions, as the Board may impose. These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Board determines at the time of the grant of the Award or thereafter.

         8.3 Forfeiture. Except as otherwise determined by the Board at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Board may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in specified circumstances, and the Board may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

         8.4 Payment and Certificates for Restricted Stock. If a Restricted Stock Award provides for the purchase of Stock by a Participant, payment shall be made pursuant to Article 10 of the Plan. Restricted Stock granted under the Plan may be evidenced in such manner as the Board shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate until such time as all applicable restrictions lapse.


                   ARTICLE 9: GRANT OF STOCK-REFERENCE AWARDS

         9.1 Grant of Stock-Reference Awards. The Board is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Board to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, other rights convertible or exchangeable into shares of Stock, and awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified divisions or Subsidiaries of the Company. The Board shall determine the terms and conditions of such Awards.


                    ARTICLE 10: PAYMENT FOR STOCK PURCHASES;
                                WITHHOLDING TAXES

         10.1 Payment. Payment for Stock purchased pursuant to the Plan may be made in cash (by check) or, where expressly approved for the Participant by the Board in an Award Agreement or otherwise in writing and where permitted by law:

                  (a) by cancellation of indebtedness of the Company to the Participant;

                  (b) by surrender of Stock that either: (1) has been owned by the Participant for more than six (6) months and has been paid for within the meaning of Rule 144 promulgated under the Securities Act;
         (2) was obtained by the Participant in the public market; or (3) is otherwise acceptable to the Board in its discretion;

                  (c) by waiver of compensation due or accrued to Participant for services rendered;

                  (d) by tender of property acceptable to the Board;

                  (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock then exists:

                           (1) through a "same day sale" commitment from
                  Participant and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer") whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Stock so purchased to pay for the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Stock to forward the exercise price directly to the Company;

                           (2) through a "margin" commitment from Participant
                  and a NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Stock so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Stock to forward the exercise price directly to the Company; or

                           (3) through any other "cashless exercise" procedure
                  approved by the Board; or

                  (f) by any combination of the foregoing, or any other method of payment acceptable to the Board in its sole discretion.

         10.2 Loan Guarantees. The Board may, in its discretion and consistent with its obligations to its existing lenders and all other applicable restrictions, help the Participant pay for Shares purchased under the Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

         10.3 Tax Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan. Whenever, under the Plan, payments in satisfaction of Awards are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements. With respect to withholding required upon any taxable event relating to the issuance of Stock under the Plan, Participants may elect, subject to the Board's approval and any rules or policies adopted by the Board from time to time, to satisfy the withholding requirement, in whole or in part, by having the Company or any Subsidiary withhold shares of Stock having a Fair Market Value on the date of withholding equal to the amount to be withheld for tax purposes. The Board may, at the time any Award is granted, require that any and all applicable tax withholding requirements be satisfied by the withholding of shares of Stock as set forth above.

                   ARTICLE 11: PROVISIONS APPLICABLE TO AWARDS

         11.1 Stand-Alone, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

         11.2 Exchange Provisions. The Board may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award, based on the terms and conditions the Board determines and communicates to the Participant at the time the offer is made. Any shares so exchanged or purchased shall be deducted from the aggregate number of shares reserved and available for Awards under the Plan.

         11.3 Term of Award. The term of each Award shall be for the period as determined by the Board, provided that in no event shall the term of any Incentive Stock Option exceed a period of ten years from the date of its grant.

         11.4 Form of Payment for Awards. Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Company or a Subsidiary on the grant or exercise of an Award may be made in such forms as the Board determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Board.

         11.5 Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided below, no Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order as defined in Section 414(p)(1)(A) of the code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. In the Award Agreement for any Award other than an Award that includes an Incentive Stock Option, the Board may allow a Participant to assign or otherwise transfer all or a portion of the rights represented by the Award to specified individuals or classes of individuals, or to a trust benefitting such individuals or classes of individuals, subject to such restrictions, limitations, or conditions as the Board deems appropriate. At the discretion of the Board, the Company may reserve to itself or its assignees in any Award (a) a right of first refusal to purchase any Stock which a Participant may propose to transfer to a third party and/or (b) a right to repurchase any and all Stock held by a Participant upon the Participant's termination of employment or other relationship with the Company or its Parent or Subsidiary for any reason, including Death or Disability, at a price for such Stock as determined by the Board.

         11.6 Lock-up Agreement. In addition to any other restrictions on transfer, a Participant shall not, without the prior written consent of the Board and any underwriters in their discretion, offer or sell any Stock acquired pursuant to the Plan for at least one hundred eighty (180) days after the closing of the initial public offering of securities of the Company registered under the Securities Act of 1933.

         11.7 Stock Certificates. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Board deems necessary or advisable to comply with federal or state securities laws, rules, and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Board may place legends on any Stock certificate to reference restrictions applicable to the Stock.


             ARTICLE 12: CHANGES IN CAPITAL STRUCTURE; LIQUIDATION;
                                   DISSOLUTION

         12.1 General. In the event a stock dividend, stock-split or reverse stock split is declared after the Effective Date upon the Stock, the shares of Stock then subject to each Award and the number of shares which have been authorized for issuance under the Plan but for which no Awards have yet been granted, shall be increased or decreased proportionately without any change in the aggregate purchase price therefor. In the event that after the Effective Date the Stock shall be changed into or exchanged for a different number or class of shares of Stock, without receipt of material consideration, whether through reorganization, recapitalization, stock split-up, combination of shares, merger, consolidation, or any other increase or decrease in the number issued shares of common stock effected without consideration (provided, that conversion of any convertible securities shall not be deemed to have been "effected without receipt of consideration") there shall be substituted for each such share of Stock then subject to each Award and each share of Stock issuable under the Plan the number and class of shares of Stock into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Award. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof, shall be made with respect to the number or price of Awards hereunder.


              ARTICLE 13: AMENDMENT, MODIFICATION, AND TERMINATION

         13.1 Amendment, Modification, and Termination. With the approval of the Board, at any time and from time to time, the Board may terminate, amend, or modify the Plan. However, without approval of the shareholders of the Company (if required in accordance with the Code, the Exchange Act, the rules and regulations thereunder or other applicable law and rules), no such termination, amendment, or modification may:

                  (a) Increase the total number of shares of Stock that may be issued under the Plan, except as provided in Section 12.1;

                  (b) Materially modify the eligibility requirements for participation in the Plan; or

                  (c) Materially increase the benefits accruing to Participants under the Plan.

Any such termination, amendment, or modification shall comply with such other requirements as may be required by the Code, by the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is listed or reported, or by a regulatory body having jurisdiction.

         13.2 Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant.


                         ARTICLE 14: GENERAL PROVISIONS

         14.1 No Rights to Awards. No Participant or employee shall have any claim to be granted any Award under the Plan, and neither the Company nor the Board is obligated to treat Participants and employees uniformly.

         14.2 No Stockholders Rights. No Award gives the Participant any of the rights of a shareholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

         14.3 No Right to Employment. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or other relationship with the Company at any time, nor confer upon any Participant any right to continue in the employment or any other relationship of the Company or any Subsidiary.

         14.4 Unfunded Status of Awards. The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

         14.5 Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary.

         14.6 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

         14.7 Titles and Headings. The titles and headings of the Articles and Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

         14.8 Fractional Shares. No fractional shares of stock shall be issued and the Board shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

         14.9 Securities Law Compliance. With respect to any person who is, on the relevant date, obligated to file reports under Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or any Award Agreement or any action by the Board fails to so comply, it shall be void to the extent permitted by law and voidable as deemed advisable by the Board.

         14.10 Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the Securities Act, any of the shares of Stock paid under the Plan. If the shares of Stock paid under the Plan may in certain circumstances be exempt from registration under the Securities Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

         14.11 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the internal laws, and not the laws of conflicts, of the State of Arizona.


                             ARTICLE 15: DEFINITIONS

         15.1 Definitions. The following words and phrases shall have the following meanings for purposes of this Plan:

                  (a) "Award" means any Option, Restricted Stock Award, Performance Unit, Stock-Reference Award or any other right or interest relating to Stock, cash or property, granted to a Participant under the Plan.

                  (b) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

                  (c) "Board" means the Board of Directors of the Company or, if the context so requires, a Committee thereof appointed pursuant to
         Article 5.

                  (d) "Cause" means (i) conviction of any crime (other than a misdemeanor offense not involving fraud or moral turpitude), (ii) noncompliance with reasonable directives of the Board or its designees,
         (iii) violation of Company rules, policies or procedures or of the Plan or any applicable Award Agreement.

                  (e) "Code" means the Internal Revenue Code of 1986, as amended, from time to time.

                  (f) "Committee" means the committee of the Board described in
         Article 5.

                  (g) "Disability" means the following: A Participant shall be disabled if he or she is unable to perform the duties of his or her customary position of employment by reason of any medically determinable physical or mental impairment which can be expected to result in death or which can be expected to last for a continuous period of not less than 12 months. The Board may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition.

                  (h) "Fair Market Value" with respect to Stock shall be the mean between the bid and asked quotations for the Stock on that date as reported by the Nasdaq National Market system or, if there are no bid or asked quotations on such date, the mean between the bid and asked quotations on the next preceding date for which quotations are available. If the Stock is subsequently listed and traded upon a recognized securities exchange or shall be quoted on a recognized national market system, the Fair Market Value shall be the closing price on such date or, if no closing price is so reported for that date, the closing price on the next preceding date for which a closing price was reported. If at any time the Stock is not listed upon a recognized securities exchange, or with respect to any other property, Fair Market Value shall be the fair market value of such Stock or other property determined by the Board in good faith using such methods or procedures as may be established from time to time by the Board in its discretion.

                  (i) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

                  (j) "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

                  (k) "Option" means a right granted to a Participant under
         Article 6 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

                  (l) "Participant" means a person who, as an officer, employee, consultant, independent contractor, or adviser of the Company or any Subsidiary, has been granted an Award under the Plan.

                  (m) "Performance Unit" means a right granted to a Participant under Article 7 to receive cash, Stock, or other Awards.

                  (n) "Plan" means the Citadel Communications Corporation 1996 Equity Incentive Plan, as amended from time to time.

                  (o) "Restricted Stock Award" means Stock granted to a Participant or offered for sale to a Participant under Article 8.

                  (p) "Retirement" means a Participant's termination of employment with the Company after attaining any normal or early retirement age specified in any pension, profit sharing, or other retirement program sponsored by the Company, if any.

                  (q) "Securities Act" means the Securities Act of 1933, as amended.

                  (r) "Stock" means Class A Stock ($.001 par value) of the Company and such other securities of the Company that may be substituted for Stock pursuant to Article 12.

                  (s) "Stock-Reference Award" means a right, granted to a Participant under Article 9.

                  (t) "Subsidiary" means any corporation of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

                  (u) "Ten Percent Owner" means any individual who, at the date of grant of an Incentive Stock Option, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company or a Subsidiary. For purposes of determining such percentage, the following rules shall apply:

                           (1) the individual with respect to whom such
                  percentage is being determined shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and

                           (2) Stock owned, directly or indirectly, by or for a
                  corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries.

                  (v) "Termination Date" means the date on which the employment (or other service or relationship in the case of a Participant who is not an employee of the Company) of a Participant terminates for any reason or no reason.